As field with the U.S. Securities and Exchange Commission on January 9, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22761

Stone Ridge Trust

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Annual Report

October 31, 2019

Stone Ridge High Yield Reinsurance Risk Premium Fund

Stone Ridge U.S. Hedged Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), from the Transfer Agent. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at (855) 609-3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the Transfer Agent.

Shareholder Letter

“The advantages of nonaction. Few in the world attain these.”

- The Daodejing

“To see people who will notice a need in the world and do something about it. Those are my heroes.”

- Fred Rogers (aka Mr. Rogers)

“There is no cause to worry. The high tide of prosperity will continue.”

- Andrew Mellon, US Secretary of the Treasury, September 1929

“My centre is giving way, my right is in retreat; situation excellent. I am attacking.”

- Field Marshall Foch, Battle of the Marne, 1914

December 2019

Dear Fellow Shareholder,

The green light is a powerful symbol in our culture. Be aggressive. Charge. Do something. Go! But yellow and red lights are equally important. Slow down. Stop. Be still and think. Calm the mind. Wage peace with yourself.

In January, we instituted a “no device” policy for all meetings at Stone Ridge. It has coincided with the greatest burst of creativity we’ve experienced since the firm began. Email, text, Slack, and social media are each efficient dopamine delivery machines – which feels great in the moment – but the context switching inherent in the endless, tiny dopamine hits robs us of our ability to be creative at the level required to serve clients with breakthrough innovations. You can’t have a soaring career if you’re on drugs.

At Stone Ridge, to be engaged in the study of wonder, we must be engaged in the study of quiet. Have you ever taken a true detox from your electronics? Turned everything completely off, and out of reach, for a full day, weekend, or longer? Historically, I’ve done it 1-2 times a year, but this year I decided to increase the dosage. The positive effect is so profound I now think of this strategy like a magic pill, up there in medicinal efficacy with good sleep and intense exercise. No downsides and the benefits compound.

Coined by computer scientist Cal Newport, Digital Minimalism is a not-so-secret weapon, available to all, followed by almost none. It creates the necessary, not sufficient, conditions for creativity to ignite. Working deeply, and free from dopamine addiction, true creatives free themselves from thinking merely outside the box. They understand the actual truth: there is no box.

One of my favorite parts of working at Stone Ridge is getting to glimpse occasional bursts of breathtaking creativity from brilliant colleagues emerging from deep work. When in flow, the firm runs on different fuel. It’s energizing and incredibly attractive to be around. There’s no insecurity, no lack. I think we create to experience moments when we feel like we are enough.

I gave up voicemail about 15 years ago and I’ve never had a social media account. I set an alarm to go off five minutes before meetings are scheduled to end, so in the interim I can lock in, and totally focus on the

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

person I’m with. This year I stopped taking my phone to dinner. It would be impossible to overstate the benefit to my relationships, to my ability to connect, and to my enjoyment of meals.

A friend systematically takes at least three days to reply to most emails, and then does it as a batch. I wonder how many time-sensitive topics aren’t so time-sensitive after all? I wonder how extracting ourselves from the IV drip of continuous email-dopamine would impact our health? Would inserting a yellow light into our email practices shrink our lives? It would certainly shrink the noise. Would it amplify the signal?

The Triple Threat

At Stone Ridge our singular purpose is financial security for all. Together, we innovate to prepare for an uncertain future. Our team finds virtue in our purpose. There is no finite end. There is no winning. There’s not even any competition. There is only progress, or not. There’s only helping people, or not.

Brimming with the most optimistic people I’ve ever been around, the team at Stone Ridge relentlessly seeks truth in data – not what we want to be true – and we see a monumental societal risk emerging. Increasingly long lifespans are colliding with low or negative interest rates, threatening our ability to generate enough retirement income to age with dignity, agency, and peace of mind. And while overall inflation may be subdued, unexpectedly high inflation always arrives unexpectedly. Even with only modest headline inflation today, prices for certain critical retiree purchases – including medical care, housing, and ongoing education – are rising rapidly.i We call the combination of these risks – longevity risk, investment return risk, and inflation risk – the “Triple Threat”.

Low or negative rates are particularly insidious, because risk-free rates form the foundation of the total return to all asset classes: total return = risk-free rate + risk premium. In standard financial planning simulations, simply replacing the much higher historical risk-free rate with today’s much lower actual risk-free rate drives 75 year-old male “failure rates” (a too-anodyne academic term for running out of money before dying) from 3% to a sobering 47%.ii That’s arithmetic – not economic theory. Worse, that’s before considering any conservative adjustments to estimates of the future equity risk premium and/or inflation and/or the withdrawal %, just in case a retiree gets a bad draw (i.e., sequencing risk).

10,000 Baby Boomers turn 65 every day, underscoring the importance of tackling the Triple Threat with vigor, now. In 2035, retirees are forecast to outnumber minors for the first time in American history,iii weighing on economic growth (see, unfortunately, Japan). Achieving the peace of mind that comes from financial security can be boiled down to a single non-negotiable: high and reliable income, regardless of lifespan.

Retirement is all about income – assets are just an inefficient, and unreliable, means to an end. Spend too much and risk old age without dignity. Spend too little and risk youth without life. So traditional financial planning strategies can be useful, but never optimal, because we don’t know how long we’re going to live – i.e., we can never know how much is too much, how little is too little. Moving beyond a financial plan, the Triple Threat requires a longevity plan.

Live Long and Prosper: The Longevity Risk Premium

At Stone Ridge, our entire product development philosophy is six words: we build products we want ourselves. Our forthcoming longevity risk franchise – LIFEX for short – aims high, tackling our collective societal retirement challenge head on.

In building LIFEX, our first observation was as obvious as it was powerful: pooling longevity risk improves retirement outcomes. Pre-LIFEX, this pooling was primarily the domain of income annuities,

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

which provide steady income for life and dramatically lower the risk of running out of money.iv However, despite their potentially life-changing financial and health benefits, income annuity usage has been limited in investor portfolios for a variety of reasons. Taking a very different approach – while still delivering the benefits of risk pooling – we’ve set out to change that.

Specifically, we believe that a product built specifically to address the Triple Threat, and the corresponding need for high and reliable retirement income – but delivered in fund form, cheaply, easily, and with a click – will fundamentally transform retirement portfolios and create a higher level of financial security for all Americans. Our solution set – LIFEX – will be in ’40 Act fund form, offered on an annual rolling basis to 50-85 year-olds, providing up to 25 years of steady income, uncorrelated to traditional portfolios.v To most broadly tackle the Triple Threat, LIFEX could have fixed payouts (i.e., constant) or, instead, inflation-linked payouts (i.e., adjusting annually based on CPI); it could take AAA risk or, instead, take higher-yielding non-AAA risk. Regardless of choice, LIFEX contains, and is built upon, the longevity risk premium.

The LIFEX investor experience will be straightforward. Investors purchase fund shares, just like any other ’40 Act fund. To make the payments actuarially fair, an investor’s purchase price is based on their age and gender. For every investor, one LIFEX share will distribute $1 of extremely tax-efficient income per year – paid monthly – for the life of the fund, so each investor can easily backsolve and purchase the right number of shares for their individual cash flow needs, supplemented as appropriate by Social Security. LIFEX distributions will be quite high relative to bond yields and will always subtotal to at least the amount invested, regardless of when an investor passes (akin to principal protection).vi Finally, as a “break glass” backup for an unexpected life emergency, or just a change of heart, LIFEX will offer quarterly liquidity (with a 2% repurchase fee to account for adverse selection).

Post-launch, some LIFEX investors pass away early, receiving fewer payments; others live longer and receive more payments. For the longer-lived investors, additional payments received in the later years translate into higher returns on their initial investment. That is, investors get paid more the longer they live. Such is the power of the longevity risk premium. To get a sense of the impact LIFEX can have on US retirement, for a 75 year-old male pre-tax equivalent payout yields would be 9.4% with AAA assets, and 11.8% with non-AAA assets, if LIFEX were to launch today.vii

The longevity risk premium is special for two reasons. First, it’s the only risk premium that’s truly reliable. Second, its magnitude is time-varying in the most valuable possible way: it increases with an investor’s lifespan. Pooling longevity risk among investors always increases payout yields for those alive, regardless of the underlying asset strategy.viii

Life Insurance is something we buy to protect our loved ones in case we die too soon. In the future, LIFEX will be something we buy to protect our loved ones in case we die too late. LIFEX is a breakthrough, and benefits from industry-leading actuarial services from New York Life and collaboration with the Director of the Stanford University Center on Longevity.

The Advantages of Nonaction

Our most important job is risk management – the safety of our clients’ wealth, and our own. We each work in risk management. Whether we choose it or not, it chooses us.

At Stone Ridge, our risk management philosophy can be expressed as an equation:

Risk Management = Diversification + Humility

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Notice the harmony between diversification and humility. The smaller the first, the smaller the second. The bigger the first, the bigger the second.

At Stone Ridge, the embodiment of our risk management philosophy is the 10/10 (“Ten Ten”) portfolio. In its purest unobtainable form, the 10/10 is 10 long-term allocations, each 10% weight, each with a persistent, pervasive, and intuitive risk premium, each uncorrelated with traditional markets, each uncorrelated with each other. Our 10/10 concept includes reinsurance, alternative lending, market insurance, drug royalty, SFR (single family rentals), private investments, and Bitcoin. That doesn’t (yet) add to 10. We remain on our journey.

The 10/10 honors our most important job. Its extraordinary diversification harmonizes with its quiet humility. Once set, tweaks or no tweaks have largely the same impact. Its stillness doesn’t mistake activity for achievement. This way, the 10/10 offers the advantages of nonaction, and seeks to deliver peace of mind.

Though the peace we seek isn’t really peace of mind. It’s peace from mind. From the silent ruminations. “Do I have enough? Am I financially secure?” In the decades ahead, Stone Ridge will help as many people as possible answer those questions decisively and affirmatively.

We’re building the 10/10 so we don’t have to rely on stocks and bonds. We’re building LIFEX so we don’t have to rely on the 10/10. In financial planning language, the 10/10 is for wants and wishes. LIFEX is for needs. In longevity planning language, the 10/10 + LIFEX = offense against the Triple Threat.

“There is no cause to worry.”

On December 29, 1989 the Nikkei hit 38,957. Today, three decades later, it’s 23,783, and at one point it was down 82%.ix During this period, Japan has been in no wars. To inflate stock prices, the BOJ (Bank of Japan) has purchased 75% of all Japanese ETFs and is a top 10 holder in 90% of the Nikkei names.x Even net of dividends, 23,783 is clearly not the price they want, underscoring the impotence of any government in setting any long-term price for any good or service. So how is it possible that we are now entering the fourth decade of a major global stock market index, in a free country, being cumulatively (very, very) down. How?

The sobering nature of risk is such that our feelings of safety reach their maximum when our actual risk is highest. Living under the influence of risk, what we want to be true doesn’t matter. In September 1929, the US Secretary of the Treasury said “There is no cause to worry. The high tide of prosperity will continue.” Similar sentiments were expressed in Tokyo trading rooms in December 1989. Similar sentiments are being expressed about US stocks today. They may be correct. We just don’t know.

Observation #1: the typical RIA portfolio holds about 50% equities, Japan is about an 8% weight in the global equity portfolio, so many investors have about a 4% allocation to Japan.xi

Over the last 25+ years, catastrophe reinsurance quota shares returned 11.5%/year with no correlation to anything.xii This period was far from a smooth ride, punctuated by Katrina/Rita/Wilma (2005), Tohoku/Christchurch (2011), Harvey/Irma/Maria (2017), Jebi/Cal Fire (2018), and Faxai/Hagibis (2019). Notably, the last 6 years – the period of our largest fund’s life (SRRIXxiii) – was a 17% percentile occurrence.xiv Far from great, far from unusual.

I wonder in what percentile of the true distribution the last 30-years of the Nikkei performance lands? The reality is no one knows because the true distribution is unknowable. The more revealing and better

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

question: what percentile would investors have estimated for such a future 30-year performance on December 29, 1989? 0%-tile? This underscores the uncomfortable truth that, for investing in general – including assessing equity risk – we don’t know what we don’t know. If we did, markets wouldn’t crash. And they certainly wouldn’t have a positive risk premium.

Observation #2: the typical RIA portfolio that holds reinsurance, holds about a 3% position.xv

Observation #3: we’ve had significant repurchase requests in SRRIX. We’ve had zero investors ask us to take Japan out of the Elements Portfolios.

Japan returns are buried within an overall global equity allocation – out of sight, out of mind. 30-years of cumulative red and counting? Not a topic. Are Japanese equities broken because of country demographics? We’ve never been asked that question.

SRRIX is its own line item – green its first three years, red its last three years. Positive 11.5% average quota share return the last 25 years?xii Drowned out by the availability bias of recent events. Reinsurance providing potentially life-changing diversificationxvi amidst a 1930’s-style left tail in traditional markets? We can just hope that doesn’t happen (again).

“Situation Excellent. I am Attacking.”

At Stone Ridge, we believe in the reinsurance risk premium down to our toes and 2019 was marked by high levels of reinsurance-related productivity.

First, the “other” Stone Ridge reinsurance ’40 Act fund, SHRIXxvii, now has almost $1 billion AUM. Fully invested for more than 6 years, it’s outperformed every one of the 30+ funds in the Eurekahedge ILS Advisers Index and has been the only reinsurance fund in that group to “beat the market,” outperforming the Swiss Re Global Cat Bond Index.xviii Moreover, SHRIX has been profitable 24 out of 26 quarters, including 17 quarters in a row during one stretch,xix while delivering a risk premium comparable to the historical equity risk premium and multiples of the historical credit risk premium.xx

Notably, the same team manages SRRIX as SHRIX, with the same investment philosophy, market access, and execution discipline. SHRIX just takes (a lot) less risk so happened to do (a lot) better these last three years – both funds, each index-like, performed exactly as expected in light of industry events. In a textbook example of recency bias, SHRIX is growing while SRRIX – its own line item – is shrinking, for now.

Earning the reinsurance risk premium – or any risk premium – is impossible without the ability to resist recency bias. We share this foundational point in every introductory reinsurance meeting we have with potential investors, and I’ve written and re-written about this topic in past shareholder letters. If an investor can’t resist exiting after losses, it’s better to not invest in reinsurance at all – due to the left tail nature of the return distribution, market timing virtually guarantees a cumulative loss. The only way to earn the average is to stay in the trade.

The three-part fundamental thesis of reinsurance investing is clear. First, reinsurance has historically generated a significantly positive risk premium because it provides a valuable risk transfer service. Second, its returns have been uncorrelated to traditional financial assets. Third, its yields have been adaptive – that is, they have increased after losses. That’s it. We like simple at Stone Ridge.

Second, our 2020 executed quota shares experienced material elevation in rates, or improvements in terms & conditions, or both, versus those same trades in prior years. This is partly driven by the

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

reinsurance market reacting to losses, and a lot driven by Stone Ridge-specific factors, as a function of our market leading size in quota shares. I credit our reinsurance team for world class execution.

Third, we’ve taken in significant capital for Stone Ridge quota shares from institutional investors, including one of the largest life insurance companies in the world, separate from SRRIX. 2020 executed Stone Ridge quota shares offer the most attractive rates and terms & conditions since the firm began, so it’s not surprising sophisticated institutional investors – exposed to the consequences of low or negative risk-free rates like all of us – like this entry point as part of a long-term reinsurance allocation.

Fourth, like catastrophe risk, non-catastrophe risk (e.g., D&O, E&O, General Liability) is experiencing material elevation in rates, or improvements in terms & conditions, or both. Working with a core set of our existing reinsurance partners, Stone Ridge also shares this non-catastrophe risk via quota shares, also separate from SRRIX. Underscoring the long-term power of reinsurance as a diversifier to traditional investments, new 2019 non-SHRIX and non-SRRIX Stone Ridge capital for catastrophe and non-catastrophe risk, which we expect will grow substantially, will support about $1.5 billion of assets when fully deployed.

We now turn the reinsurance page on 2019 and move forward, never losing sight of the critical role reinsurance risk plays in financial security for all.

Notice a Need. Do Something.

Amidst a culture of creativity, our efforts at Stone Ridge are organized around a core set of beliefs we have about what will not change. These are the things we believe are true today and we believe will be just as true decades from now. The irreplaceability of lifetime income. The critical role of financial advisors. The power of 10 uncorrelated risk premiums, each anti-fad. The harmony of diversification and humility in risk management. Our “what will not change?” filter provides the necessary discipline for our creative process.

Nobel Prize-winning physicist Arthur Compton said, “every useful discovery I ever made, I gambled that the truth was there, then acted on faith until I could prove its existence.” I like his attitude. Amidst uncertainty, but tethered by our discipline, we confidently invest in our shared future – ignoring press, eschewing focus groups – internally iterating ceaselessly. If one of our insights was hiding in plain sight after all, the result is valuable innovation for RIAs and their clients. Because nothing in business is easy or obvious, most of our ideas end up on the cutting room floor. A strength of the firm: we change our minds on a dime if an idea wasn’t good enough, or if we decide we got it wrong.

Compton-like, we got Flourish right.

Flourish believes people need people, not just technology. Flourish believes advisors have rightly earned the trust of their clients. Flourish believes clients want to feel authentic in their lives, connected to their loved ones and community, propelled by clear purpose.

Since launch in late 2018, the Flourish Cash numbers are astonishing, to me. 175 RIA firms have joined, we’ve experienced 55 consecutive weeks of record balances and counting, 53% of household invitations have been accepted and funded, the average balance is $152,190.xxi Flourish benefits clients with high cash rates, a beautiful front end, and simplicity – one RIA said, “Your website is one giant easy button.”xxii Flourish helps advisors help clients because the average client has 20% of their wealth in cashxxiii – likely far too high to reach their retirement goals. Flourish also has powerful built-in referral features with a growing list of amazing stories that helped new clients earn more and lifted advisor practices.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Building on this momentum, here’s a sample of what’s coming next in Flourish:

First, Flourish Home.xxiv The target market here is narrow, but enormous: the growing segment of Americans who are risk-concentrated in their primary residence. A client’s home is often their largest individual asset, but it’s illiquid and individual homes have volatility on par with equities.xxv With pre-qualified and pre-populated applications, Home will provide a streamlined path for advisors to help suitable clients extract liquidity from their home without taking on debt or paying monthly interest. Clients essentially sell a portion of their home in a tax-efficient manner – their choice of anywhere between 5-20% – and do anything they want with the proceeds.

By purchasing LIFEX with the proceeds, for example, clients can transform an illiquid, non-cash-generating, “dead” asset – say 15% of their home – into one that immediately begins generating high monthly income (e.g., if LIFEX were to launch today, $200,000 unlocked from a partial home sale would generate pre-tax equivalent of $1,568/month (AAA assets) or $1,960/month (non-AAA assets) for a 75 year-old male).xxvi Internally, we refer to this process as “cashlessly funding retirement income” and the Home-to-LIFEX workflow will be seamless within Flourish.

Second, Flourish Select. Three observations motivate this module. First, good companies are staying private longer. Select will help RIAs participate in the pre-IPO value creation process of “select” private companies. Second, some excellent, diversifying funds just don’t work in ’40 Act form. Select will help RIAs access “select” private funds that offer truly differentiated risks. Third, filling out complex paper subscription documents and getting physical signatures from clients is not operationally scalable for most RIAs, nor can all clients meet the large minimums required for many private investments. Select will provide a streamlined, all-electronic subscription process that feeds right into standard RIA reporting software – “streamlined” because we already have the relevant client information in Flourish Cash – and will create and manage feeder vehicles with low minimums.

Importantly, Select will not be a platform dispassionately connecting buyers and sellers. Instead, Stone Ridge will diligence and curate (that’s why we call it Select) – and invest in – all Flourish Select opportunities, so co-investors always know we have skin in the game. This doesn’t guarantee success – far from it – but it creates appropriate symmetry. If you give an opinion and someone follows it, the ethical path requires exposure to its consequences. And it has to be real exposure, not window dressing.

Stay tuned for Flourish Give, Flourish Advance, Flourish Invest, and…more.

In the years to come, we believe the leading RIAs will move beyond money management and beyond goal management. The client of the future will ask their advisor “help me discover a life I didn’t even know was possible.” Life management. Flourish can help.

OUR PARTNERSHIP

Stone Ridge is most proud of the 50/50 partnership we have with you. We are on the path together. You contribute the capital necessary to propel and sustain groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2020.

Warmly,

Ross L. Stevens

Founder, CEO

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

[i]	The Unfinished Business of Health Reform by J. Bivens, Economic Policy Institute, October 2018
ii

Assumes an investor holds a 60/40 portfolio, which means 60% equities (risk-free rate + equity risk premium) and 40% fixed income at risk-free rate. See table below for risk of failure at various withdrawal rates. Source: Historical risk-free rate from US Treasury 10-year constant maturity rates, Morningstar, over past 65 years. Current risk-free rate is estimated based on current US and global risk-free rates. Equity risk premium based on lower end of range of Damodaran, Aswath, “Equity Risk Premiums (ERP): Determinants, Estimation and Implications”, April 2019. Future realized risk-free rate and equity risk premium may differ from historical and estimated values. Cash return is based on current national average savings account rate from FRED as of 7/21/2019. Average 20% allocation based on “UBS Investor Watch” 3Q 2017. Risk of failure is based on simulations assuming the stated returns and asset allocations (including cash), stated withdrawal as a percentage of initial assets and grown at 2% for inflation, and historical volatility. Risk of failure is % of simulations that resulted in negative portfolio value within 25 years.

The New Arithmetic of Financial Planning

	Historical Risk-Free Rate & Equity Risk Premium	Current Risk-Free Rate & Historical Equity Risk Premium
Risk-Free Rate	5.9%	1.0%
Equity Risk Premium	4.0%	4.0%
Equity Return	9.9%	5.0%
60/40 Return	8.3%	3.4%
With 20% Cash @ 0.10%	6.6%	2.7%
	Risk of Failure
4% Withdrawals	3%	47%
5% Withdrawals	16%	77%
6% Withdrawals	40%	93%

iii

Source: U.S. Census Bureau, “Older people projected to outnumber children for first time in U.S. history,” September 6, 2018. Specifically, the Census Bureau projects that there will be 76.7 million people under the age of 18 and 78.0 million over the age of 65.

iv	Source: A Broader Framework for Determining an Efficient Frontier for Retirement Income by W. Pfau
[v]	LIFEX may end earlier than 25 years if the mortality experience is significantly lower than expected.
vi	Based on illustrative pricing discussed in endnote vii. Final terms will be determined prior to investment.
vii	Illustrative pricing. Final terms will be determined prior to investment. Payout yield is calculated as the annual sum of expected distributions divided by the investor’s expected price per share.

Estimated using the Treasury yield curve as of 11/8/2019 and New York Life mortality expectations. AAA version uses estimated AAA CLO spreads as of 11/8/2019. Non-AAA version assumes risk premium strategies, combined, earn 4% excess returns net of fees with 5% volatility. Both versions may end earlier than 25 years if the mortality experience is significantly lower than expected. Because the non-AAA version takes investment return risk, the probability that it terminates early may be higher than the AAA version. Pre-tax equivalent yields calculated assuming investor has $250,000 of taxable income: 25.1% federal tax rate, 4.7% state & local tax rate, and 18.8% long-term capital gains tax rate.

viii

Because longevity-pooled investments simply combine the underlying investment strategy with mortality pooling, they will always have a higher initial payout yield than is possible from the investment strategy alone.

ix	Source: https://tradingeconomics.com/japan/stock-market
[x]	Sources: FT, “BoJ’s dominance over ETFs raises concern on distorting influence”, and Barrons, “BoJ Now A Top 10 Shareholder In 90% of Nikkei 225.”
xi	Sources: Stone Ridge CIO Survey and MSCI.
xii

Stone Ridge analysis based on data from Bloomberg, Guy Carpenter, Aon and proprietary loss ratio data provided by global reinsurers. Analysis includes all reinsurers for which Stone Ridge has at least five consecutive years of loss ratio data (20 reinsurers as of 9/30/2019). These reinsurers include eight of the top ten global reinsurers as enumerated in AM Best’s 2019 “Top 50 World’s Largest Reinsurance Groups” (measured by net written non-life premium and excluding regional reinsurers and Berkshire Hathaway). Includes Stone Ridge estimates of 2019 performance through 12/25/19.

xiii	SRRIX is the ticker for the Stone Ridge Reinsurance Risk Premium Interval Fund.
xiv

Sources: AIR Worldwide, Bloomberg, Stone Ridge Analysis. Based on the rolling 6-year average of remodeled historical natural disasters on current exposures provided by AIR Worldwide, trended for GDP and estimates for recent events. Perils included: US Tropical Cyclone; US Wildfire; Japan Typhoon; US, Canada, Japan, Europe, South America, India and Southeast Asia Earthquake; all events greater than $2.5B in 2018 US Dollars.

xv	Source: Stone Ridge CIO Survey.
xvi	Diversification does not assure a profit or protect against a loss in a declining market.
xvii	SHRIX is the ticker for the Stone Ridge High Yield Reinsurance Risk Premium Fund.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

xviii

The Eurekahedge ILS Advisers Index (the “Eurekahedge Index”) is ILS Advisers and Eurekahedge’s collaborative equally weighted index of 33 constituent hedge funds. The index is designed to provide a broad measure of the performance of underlying hedge fund managers that explicitly allocate to insurance linked investments and have at least 70% of their portfolio invested in non-life risk. One cannot invest directly in an index. The Swiss Re Global Cat Bond Index is A market-cap-weighted index that tracks the performance of all catastrophe bonds issued under Rule 144A.

xix	Source: Stone Ridge, as of 9/30/19.
xx	Investment grade credit risk premium estimated to be 0.50% for 1936-2014. Source: The Credit Risk Premium by A. Asvanunt and S. Richardson
xxi

Source: Stone Ridge, as of 12/25/19. Flourish Cash is a service offered by Stone Ridge Securities LLC, a registered broker-dealer and FINRA member. Stone Ridge Securities LLC is not a bank, but the cash balance in a Flourish Cash account is swept from the brokerage account to deposit account(s) at one or more third-party banks that have agreed to accept deposits from customers. Stone Ridge Asset Management LLC does not provide any services, including investment advisory services, in connection with Flourish Cash and does not provide any guarantees or financial support to Flourish Cash accounts.

xxii	This feedback may not be representative of other customers and is not a guarantee of future performance or success.
xxiii	Source: “UBS Investor Watch” 3Q 2017.
xxiv

Flourish is a platform for products and/or services offered through one or more affiliates of Stone Ridge Holdings Group LP (“Stone Ridge”). Flourish Select will be offered through Stone Ridge Securities LLC. Flourish Home and other Flourish modules will be offered through other Stone Ridge affiliates.

xxv	Source: 2019 Volatility Index, Unison, July 2019
xxvi

Based on illustrative pricing for a AAA version of LIFEX. Final terms will be determined prior to investment. Estimated using the Treasury yield curve and CLO spreads as of 11/8/2019 and New York Life mortality expectations. LIFEX may end earlier than 25 years if the mortality experience is significantly lower than expected.

Risk Disclosures

The information herein regarding the Stone Ridge Longevity Risk Premium Fixed Income Fund 2019 (“LIFEX”) is not complete and may be changed. A registration statement relating to the securities of LIFEX has been filed with the Securities and Exchange Commission. The securities of LIFEX may not be sold until the registration statement becomes effective. This is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy LIFEX’s securities in any state in which the offer, solicitation or sale would be unlawful.

The investment objective, risks, charges and expenses of LIFEX, a series of Stone Ridge Trust VII, must be considered carefully before investing. The prospectus, periodic reports and certain other regulatory filings contain this and other important information and may be obtained, when available, by visiting www.sec.gov.

LIFEX’s prospectus, which includes a statement of additional information, can be obtained by visiting www.sec.gov. The prospectus should be read carefully before investing.

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with the High Yield Reinsurance Fund, the “Reinsurance Funds”), the Stone Ridge U.S. Hedged Equity Fund (the “Hedged Equity Fund”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the Hedged Equity Fund, the “VRP Funds”), the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX”) and the Stone Ridge Residential Real Estate income Fund I, Inc. (“HOMEX and, together with the Reinsurance Funds, the VRP Funds and LENDX, the “Funds”).

The Elements Portfolios consist of the Elements U.S. Portfolio (“ELUSX”), Elements U.S. Small Cap Portfolio (“ELSMX”), Elements International Portfolio (“ELINX”), Elements International Small Cap Portfolio (“ELISX”), and Elements Emerging Markets Portfolio (“ELMMX”) (collectively, the “Portfolios,” and each a “Portfolio”).

The Funds and the Portfolios are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or a Portfolio in the relevant prospectus.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

The value of LENDX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, LENDX may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) LENDX may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. LENDX generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which LENDX has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. Although LENDX conducts diligence on the platforms, LENDX generally does not have the ability to independently verify, and will not independently diligence or confirm the truthfulness of, the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by LENDX, which LENDX will observe directly as payments are received. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. LENDX may invest in below-investment grade securities, which are often referred to as “junk,” or in securities that are unrated but that have similar characteristics to junk bonds. Such

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments. The risks and returns for investors like LENDX in asset-backed securities depend on the tranche in which the investor holds an interest, and the value of an investment in LENDX may be more volatile and other risks tend to be compounded if and to the extent that LENDX is exposed to asset-backed securities directly or indirectly.

LENDX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

HOMEX is subject to risks typically associated with real estate, including: changes in global, national, regional or local economic, demographic or capital market conditions; future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions; changes in supply of or demand for similar properties in a given market or metropolitan area; reliance on tenants, managers and real estate operators that HOMEX works with in acquiring and managing assets to operate their businesses in an appropriate manner and in compliance with their contractual arrangements with HOMEX; changes in governmental rules, regulations and fiscal policies; bad acts of third parties; and unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters. Many of these factors are beyond the control of HOMEX. Any negative changes in these factors could affect HOMEX’s performance and its ability to meet its obligations and make distributions to shareholders.

HOMEX’s portfolio will be concentrated at any time in the real estate industry, with a focus on single family rental investments, and may be heavily concentrated at any time in only a limited number of geographies or investments, and, as a consequence, the aggregate return of HOMEX may be substantially affected by the unfavorable performance of even a single investment. Concentration of investments in a particular type of asset or geography makes HOMEX more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular type of asset or geography.

HOMEX’s investment strategy involves sourcing assets through operators that purchase, renovate, maintain, and manage a large number of single family rental properties and leasing them to qualified residents through third-party property managers or leasing agents. When HOMEX purchases single family rental properties directly or indirectly through a real estate operator, the operator, or an affiliate of the operator, typically continues to act as the property manager of the properties. When HOMEX purchases debt instruments secured directly or indirectly by single family rental properties from an operator or bank originating such instruments, such entity typically continues to service the instruments. In the event that such operator is unable to act as the property manager or the servicer, as applicable, there is no assurance that a backup property manager or backup servicer will be able to assume responsibility in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to HOMEX in respect of its investments or increase the costs associated with HOMEX’s investments. A large proportion of HOMEX’s portfolio may consist of assets obtained from or through a small number of operators, potentially giving HOMEX high exposure to the risks associated with those operators.

HOMEX intends to continuously offer its shares during a subscription period of approximately two years after HOMEX commences investment operations (the “Subscription Period”). The Subscription Period is subject to extension, temporary suspension or early termination at the discretion of the Adviser. HOMEX expects to have a term of investment operations of approximately eight years, which may be extended by the Board without shareholder approval. At the end of such term, HOMEX expects the Adviser to recommend a plan of liquidation that, if approved by the Board, will be carried out without shareholder approval. The plan of liquidation may take up to twenty-four months to complete, and HOMEX may deviate from its investment strategies during this time. HOMEX may make investments that may not be realized prior to the date HOMEX is dissolved. HOMEX may attempt to sell, distribute, or otherwise dispose of investments at a time that may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, HOMEX may be unsuccessful in realizing investments at the time of HOMEX’s dissolution. There can be no assurance that the winding up of HOMEX and the final distribution of its assets will be able to be executed expeditiously.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Shareholders of LIFEX who die will have their fund shares redeemed for a redemption price that may be equal to $0, and will not be entitled to any further returns or distributions following such mandatory redemption. There can be no assurance that the applicable redemption price, plus the amount of any distributions received prior to death, will represent a positive return on investment for any shareholder who dies.

Unlike a traditional investment company with a perpetual existence, LIFEX is expected to be designed to have distributed most of its assets by the applicable fund liquidation date. Although the fund will seek to achieve a high level of distributions during the life of the fund, following the fund liquidation date there will be no further distributions made by the fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

There can be no assurance that LIFEX will continue to make distributions until the planned fund liquidation date. Under certain circumstances, LIFEX may run out of assets to fund the planned distributions prior to the planned fund liquidation date. This risk is heightened by the novel nature of LIFEX. If the longevity of investors in LIFEX is materially better than assumed, the fund is likely to run out of assets prior to the fund liquidation date. In that case, the fund will liquidate early, and investors will not receive any returns or distributions following such early liquidation.

Shares of LIFEX will not be, and will not represent interests in, an insurance contract or an annuities contract. Investors in LIFEX will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds, and there is no insurance company or other third party that will be obligated to make distributions in the event the fund runs out of assets prior to the fund liquidation date.

The Funds may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund would like without significantly changing the market value of the security.

Each Fund (other than HOMEX) intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s ability to qualify for such treatment.

If, in any year, a Fund (other than HOMEX) were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

HOMEX intends to elect to be taxed as and to qualify for treatment each year as a REIT under the Internal Revenue Code. HOMEX’s investment strategy will potentially be limited by its intention to qualify for treatment as a REIT. An adverse determination or future guidance by the IRS or a change in law might affect HOMEX’s ability to qualify for such treatment.

If, in any year, HOMEX were to fail to qualify for treatment as a REIT under the Internal Revenue Code for any reason, and were unable to cure such failure, HOMEX would be subject to tax on its taxable income at regular corporate rates, and all distributions to shareholders would be taxable as dividends to the extent of HOMEX’s current and accumulated earnings and profits, whether or not attributable to net capital gains.

For additional risks, please refer to the prospectus and statement of additional information.

SHRIX and HOMEX are classified as non-diversified under the 1940 Act. Accordingly, each fund may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject it to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of AVRPX, SRRIX and LENDX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and LENDX and 25% for AVRPX.

HOMEX has an interval fund structure pursuant to which HOMEX conducts annual repurchase offers of the Fund’s outstanding shares at NAV, subject to approval of the Board of Directors. In all cases, such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of HOMEX’s outstanding shares.

In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed, and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund or Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Stone Ridge Funds	Annual Report	October 31, 2019

Shareholder Letter

Standardized returns as of most recent quarter-end (09/30/2019): for VRLIX 1Yr= 1.26%, 5Yr= 5.10%, since inception(05/01/2013)= 6.41%; for SHRIX 1Yr= 2.97%, 5Yr= 3.55%, since inception(02/01/2013)= 4.71%; for SHRMX 1Yr= 2.77%, 5Yr= 3.40%, since inception(02/01/2013)= 4.55%; for SRRIX 1Yr= -6.80%, 5Yr= 0.03%, since inception(12/09/2013)= 1.35%; for AVRPX 1Yr= -6.12%, since inception(04/02/2015)= 2.13%; for LENDX 1Yr= 4.22%, since inception(06/01/2016)= 6.98%; for ELUSX 1Yr= 2.56%, since inception(03/31/2017)= 10.47%; for ELSMX 1Yr= -8.11%, since inception(03/31/2017)= 4.18%; for ELINX 1Yr= -5.19%, since inception(04/28/2017)= 2.23%; for ELISX 1Yr= -9.64%, since inception(04/28/2017)= 0.86%; for ELMMX 1Yr= -3.17%, since inception(05/31/2017)= 1.90%. As of 9/30/19, 30-day SEC yield: SHRIX 4.68% (net), 4.71% (gross of subsidized expenses); SRRIX 0.00% (net), 0.00% (gross of subsidized expenses); LENDX 11.60% (net), 11.69% (gross of subsidized expenses). Results for the Funds and the Portfolios are annualized; all Fund and Portfolio returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. As a result of economic incentives received from platforms that may not be repeated, early LENDX performance was unusually strong and should not be extrapolated to future periods. Results for the Elements Portfolios reflect waivers of all of the Portfolios’ investment management fees and partial reimbursement of expenses by the Adviser. The Adviser has contractually agreed to waive its management fee entirely through September 30, 2022 and to pay or otherwise bear operating expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for ELUSX and ELSMX) or 0.20% (for ELINX, ELISX and ELMMX) for the period from October 1, 2019 through September 30, 2020. Fee waiver and expense reimbursement may be discontinued in whole or in part after such dates. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower.

Total Annual Fund Operating Expenses as disclosed in the most recent prospectus: for SRRIX, 2.45%; for ELUSX, 0.47%; for ELSMX, 0.73%; for ELINX, 0.70%; for ELISX, 0.99%; for ELMMX, 0.93%. Total Annual Fund Operating Expenses before fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.72%; for VRLIX, 1.28%; for AVRPX, 2.62%; for LENDX, 4.89%; for HOMEX, 2.79%. Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.67%; for VRLIX, 0.50%; for AVRPX, 2.62%; for LENDX, 4.97%; for HOMEX, 1.90%. Please see the financial highlights section of each Fund’s and each Portfolio’s shareholder report for more recent Fund Operating Expenses.

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Prospectus and SAI

Stone Ridge U.S. Hedged Equity Fund1: Prospectus, SAI and Supplement

Stone Ridge All Asset Variance Risk Premium Fund2: Prospectus and SAI

Stone Ridge Alternative Lending Risk Premium Fund2: Prospectus and SAI

Elements Portfolios1: Prospectus and SAI

Stone Ridge Residential Real Estate Income Fund I, Inc.2: Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds (other than LIFEX) and the Elements Portfolios are distributed by ALPS Distributors, Inc. LIFEX is distributed by Stone Ridge Securities LLC. ALPS Distributors, Inc. is not affiliated with Stone Ridge Securities LLC or any other Stone Ridge entity.

Stone Ridge Funds	Annual Report	October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2019)
	1-year period ended 10/31/2019	5-year period ended 10/31/2019	Since Inception (02/01/13)

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I	2.87%	3.36%	4.70%

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M	2.78%	3.20%	4.54%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.40%	1.02%	0.77%

Stone Ridge Funds	Annual Report	October 31, 2019

STONE RIDGE U.S. HEDGED EQUITY FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2019)
	1-year period ended 10/31/2019	5-year period ended 10/31/2019	Since Inception (05/01/13)

Stone Ridge U.S. Hedged Equity Fund — Class I	7.40%	5.43%	6.53%

Stone Ridge U.S. Hedged Equity Fund — Class M	7.24%	5.28%	6.37%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.40%	1.02%	0.80%

Stone Ridge Funds	Annual Report	October 31, 2019

Management’s Discussion of Fund Performance

Stone Ridge High Yield Reinsurance Risk Premium Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities, primarily focused on higher yielding catastrophe bonds. For the twelve months ended October 31, 2019, the Fund’s total return was 2.87% The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (most significantly the Camp and Woolsey wildfires in California, Hurricane Dorian, and Typhoons Faxai and Hagibis in Japan) that negatively impacted many of the Fund’s risk exposures, and, therefore, negatively impacted Fund performance.

Stone Ridge U.S Hedged Equity Fund is designed to capture the returns of the variance risk premium in U.S. equity securities. For the 12 months ended October 31, 2019, the Fund’s total return was 7.40%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of positive performance for the Fund, such as the most recently completed fiscal year correspond to periods when the combination of underlying exposure and variance risk premium exposure is positive. This year, average realized volatility was lower than the implied volatility at which options were sold and equity indices exhibited positive performance.

Stone Ridge Funds	Annual Report	October 31, 2019

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2019 (Unaudited)

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2019	$103,281,933	11.3%

2020	192,766,749	21.0%

2021	186,605,871	20.3%

2022	138,064,708	15.0%

2023	138,196,005	15.1%

2024	55,125,470	6.0%

2025	6,063,401	0.7%

2027	1,297,815	0.1%

2034	3,340,239	0.4%

Not Applicable(1)	82,807,594	9.0%

Other(2)	9,883,864	1.1%
	$917,433,649

STONE RIDGE U.S. HEDGED EQUITY FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Purchased Options	$1,375	0.0%

Short-Term Investments	161,269,044	100.5%

Liabilities in Excess of Other Assets(3)	(808,255)	(0.5%	)
	$160,462,164

(1)	Preference shares do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and liabilities in excess of other assets.
(3)	Cash, cash equivalents and liabilities in excess of other assets.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT		VALUE
EVENT LINKED BONDS - 82.2%
Global - 22.9%
Earthquake - 2.6%
Acorn Re 2018-1 Class A (3 Month Libor USD + 2.750%), 11/10/2021 (a)(b)(c)(d) (Cost: $5,587,000; Original Acquisition Date: 07/03/2018)		$5,587,000	$5,549,288
IBRD CAR 116 (3 Month Libor USD + 2.500%), 02/15/2021 (a)(b)(c)(d) (Cost: $7,274,265; Original Acquisition Date: 10/30/2019)		7,325,000	7,279,585
IBRD CAR 117 (3 Month Libor USD + 3.000%), 02/15/2021 (a)(b)(c)(d) (Cost: $2,339,518; Original Acquisition Date: 10/15/2019)		4,634,000	4,602,721
IBRD CAR 118-Class A (3 Month Libor USD + 2.500%), 02/14/2020 (a)(b)(c)(d) (Cost: $2,356,547; Original Acquisition Date: 10/17/2019)		3,387,000	3,378,024
IBRD CAR 119-Class B (3 Month Libor USD + 8.250%), 02/14/2020 (a)(b)(c)(d) (Cost: $1,500,000; Original Acquisition Date: 02/02/2018)		1,500,000	1,496,775
IBRD CAR 120 (3 Month Libor USD + 6.000%), 02/15/2021 (a)(b)(c)(d) (Cost: $1,400,000; Original Acquisition Date: 02/02/2018)		1,400,000	1,384,810

			23,691,203

Mortality/Longevity/Disease - 2.5%
Benu Capital Class B (3 Month Euribor + 3.350%), 01/08/2020 (a)(b)(c)(d)(e) (Cost: $12,884,938; Original Acquisition Date: 04/21/2015)	EUR	12,000,000	13,407,687
Chesterfield 2014-1 4.500%, 12/15/2034 (c)(d)(f) (Cost: $3,343,750; Original Acquisition Date: 12/11/2014)		$3,343,750	3,340,239
IBRD CAR 111-Class A (6 Month Libor USD + 6.900%), 07/15/2020 (a)(b)(c)(d)(f) (Cost: $2,966,000; Original Acquisition Date: 06/28/2017)		2,966,000	2,968,966
IBRD CAR 112-Class B (6 Month Libor USD + 11.500%), 07/15/2020 (a)(b)(c)(d)(f) (Cost: $871,000; Original Acquisition Date: 06/28/2017)		871,000	500,825

	PRINCIPAL AMOUNT	VALUE
Mortality/Longevity/Disease - 2.5% (continued)
Vita Capital VI (6 Month Libor USD + 2.900%), 01/08/2021 (a)(b)(c)(d)(e) (Cost: $3,000,000; Original Acquisition Date: 12/15/2015)	$3,000,000	$3,012,150

		23,229,867

Multiperil - 16.7%
Atlas Capital UK 2018 PLC (3 Month Libor USD + 6.060%), 06/07/2022 (a)(b)(c)(d) (Cost: $8,750,000; Original Acquisition Date: 05/25/2018)	8,750,000	8,689,187
Atlas Capital UK 2019 PLC 2019-1 (3 Month Libor USD + 11.750%), 06/07/2023 (a)(b)(c)(d) (Cost: $4,436,000; Original Acquisition Date: 05/24/2019)	4,436,000	4,533,814
Atlas IX 2015-1 (3 Month Libor USD + 0.100%), 01/07/2021 (a)(b)(c)(d) (Cost: $1,528,465; Original Acquisition Date: 06/16/2017)	1,528,197	1,298,968
Atlas IX 2016-1 (3 Month Libor USD + 7.960%), 01/08/2020 (a)(b)(c)(d) (Cost: $25,951,075; Original Acquisition Date: 05/24/2017)	25,948,000	26,006,383
Galilei Re 2016-1 Class D1 (6 Month Libor USD + 5.600%), 01/08/2020 (a)(b)(c)(d) (Cost: $981,056; Original Acquisition Date: 05/21/2019)	985,000	987,906
Galilei Re 2016-1 Class E1 (6 Month Libor USD + 4.790%), 01/08/2020 (a)(b)(c)(d) (Cost: $1,471,752; Original Acquisition Date: 05/21/2019)	1,477,000	1,475,966
Galileo Re 2017-1 Class B (3 Month Libor USD + 17.500%), 11/06/2020 (a)(b)(c)(d) (Cost: $2,074,000; Original Acquisition Date: 10/30/2017)	2,074,000	2,079,496
Kendall Re 2018-1 Class A (3 Month Libor USD + 5.250%), 05/06/2021 (a)(b)(c)(d) (Cost: $10,014,744; Original Acquisition Date: 03/05/2019)	10,029,000	9,862,017
Kilimanjaro Re 2015-1 Class D (T-Bill 3 Month + 9.250%), 12/06/2019 (a)(b)(c)(d)(e) (Cost: $10,000,000; Original Acquisition Date: 11/10/2015)	10,000,000	10,015,000
Kilimanjaro Re 2015-1 Class E (T-Bill 3 Month + 6.750%), 12/06/2019 (a)(b)(c)(d) (Cost: $15,784,931; Original Acquisition Date: 05/06/2016)	15,784,000	15,731,124

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 16.7% (continued)
Kilimanjaro Re II 2017-1 Class A-1 (6 Month Libor USD + 10.610%), 04/20/2021 (a)(b)(c)(d) (Cost: $3,666,000; Original Acquisition Date: 04/06/2017)	$3,666,000	$3,712,375
Kilimanjaro Re II 2017-1 Class B-1 (6 Month Libor USD + 7.910%), 04/20/2021 (a)(b)(c)(d) (Cost: $13,296,145; Original Acquisition Date: 07/06/2018)	13,241,000	13,354,873
Kilimanjaro Re II 2017-1 Class C-1 (6 Month Libor USD + 6.300%), 04/20/2021 (a)(b)(c)(d) (Cost: $18,699,873; Original Acquisition Date: 07/10/2018)	18,627,000	18,805,819
Kilimanjaro Re II 2017-2 Class A-2 (6 Month Libor USD + 10.610%), 04/21/2022 (a)(b)(c)(d) (Cost: $1,571,000; Original Acquisition Date: 04/06/2017)	1,571,000	1,581,526
Kilimanjaro Re II 2017-2 Class B-2 (6 Month Libor USD + 7.910%), 04/21/2022 (a)(b)(c)(d) (Cost: $2,357,000; Original Acquisition Date: 04/06/2017)	2,357,000	2,359,946
Kilimanjaro Re II 2017-2 Class C-2 (6 Month Libor USD + 6.300%), 04/21/2022 (a)(b)(c)(d)(e) (Cost: $6,251,000; Original Acquisition Date: 03/28/2019)	6,260,000	6,301,316
Loma Re 2013-1 Class C (T-Bill 3 Month + 0.500%), 01/08/2020 (a)(b)(c)(d)(f) (Cost: $19,011,000; Original Acquisition Date: 12/20/2013)	19,011,000	7,889,565
Northshore Re 2018-1 Class A (3 Month Libor USD + 7.990%), 07/08/2022 (a)(b)(c)(d) (Cost: $5,922,684; Original Acquisition Date: 05/03/2019)	5,958,000	5,947,573
Northshore Re II 2019-1 Class A (T-Bill 3 Month + 7.500%), 07/07/2023 (a)(b)(c)(d) (Cost: $4,095,000; Original Acquisition Date: 06/21/2019)	4,095,000	4,142,502
Queen Street Re XII (6 Month Libor USD + 5.250%), 04/08/2020 (a)(b)(c)(d)(e) (Cost: $3,463,000; Original Acquisition Date: 05/13/2016)	3,463,000	3,478,064
Riverfront Re 2017-1 Class A (T-Bill 3 Month + 4.910%), 01/15/2021 (a)(b)(c)(d) (Cost: $4,524,651; Original Acquisition Date: 04/19/2018)	4,538,000	4,518,713

		152,772,133

	PRINCIPAL AMOUNT		VALUE
Other - 0.6%
Operational Re 5.378%, 04/08/2021 (a)(c)(d)(f) (Cost: $5,093,092; Original Acquisition Date: 05/19/2016)	CHF	5,047,000	$5,150,383

Windstorm - 0.5%
IBRD CAR 114-Class B (6 Month Libor USD + 9.300%), 12/20/2019 (a)(b)(c)(d) (Cost: $2,884,000; Original Acquisition Date: 07/24/2017)		$2,884,000	2,907,216
IBRD CAR 115-Class C (6 Month Libor USD + 5.900%), 12/20/2019 (a)(b)(c)(d) (Cost: $2,019,000; Original Acquisition Date: 07/24/2017)		2,019,000	2,014,054

			4,921,270

			209,764,856

Great Britain - 0.2%
Terrorism - 0.2%
Baltic PCC 2019-1 Class A (T-Bill 3 Month + 5.900%), 03/07/2027 (a)(b)(c)(d)(f) (Cost: $1,305,193; Original Acquisition Date: 02/15/2019)	GBP	1,000,000	1,297,815

Japan - 5.7%
Earthquake - 5.3%
Kizuna Re II 2018-1 Class B (T-Bill 3 Month + 2.500%), 04/11/2023 (a)(b)(c)(d) (Cost: $362,000; Original Acquisition Date: 03/16/2018)		$362,000	358,597
Nakama Re 2014-2 Class 2 (T-Bill 3 Month + 2.875%), 01/16/2020 (a)(b)(c)(d)(e) (Cost: $9,445,178; Original Acquisition Date: 09/12/2019)		9,447,000	9,420,549
Nakama Re 2015-1 Class 2 (T-Bill 3 Month + 3.250%), 01/14/2021 (a)(b)(c)(d)(e) (Cost: $8,087,668; Original Acquisition Date: 05/03/2019)		8,093,000	8,085,716
Nakama Re 2016-1 Class 1 (6 Month Libor USD + 2.200%), 10/13/2021 (a)(b)(c)(d)(e) (Cost: $7,500,000; Original Acquisition Date: 09/21/2016)		7,500,000	7,451,625
Nakama Re 2016-1 Class 2 (6 Month Libor USD + 3.250%), 10/13/2021 (a)(b)(c)(d)(e) (Cost: $4,830,000; Original Acquisition Date: 09/21/2016)		4,830,000	4,791,360
Nakama Re 2018-1 Class 1 (3 Month Libor USD + 2.000%), 04/13/2023 (a)(b)(c)(d) (Cost: $15,240,196; Original Acquisition Date: 03/11/2019)		15,256,000	15,026,397

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Earthquake - 5.3% (continued)
Nakama Re 2018-1 Class 2 (3 Month Libor USD + 3.000%), 04/13/2023 (a)(b)(c)(d) (Cost: $3,977,705; Original Acquisition Date: 05/02/2019)	$3,991,000	$3,937,321

		49,071,565

Multiperil - 0.3%
Akibare Re 2018-1 Class A (3 Month Libor USD + 1.900%), 04/07/2022 (a)(b)(c)(d) (Cost: $1,655,000; Original Acquisition Date: 03/22/2018)	1,655,000	1,487,597
Akibare Re 2018-1 Class B (3 Month Libor USD + 1.900%), 04/07/2022 (a)(b)(c)(d) (Cost: $1,182,000; Original Acquisition Date: 03/22/2018)	1,182,000	981,060

		2,468,657

Windstorm - 0.1%
Aozora Re 2016-1 A (6 Month Libor USD + 2.290%), 04/07/2020 (a)(b)(c)(d)(e) (Cost: $1,149,000; Original Acquisition Date: 03/23/2016)	1,149,000	1,102,293

		52,642,515

United States - 53.4%
Earthquake - 14.6%
Kilimanjaro Re 2014-2 Class C (T-Bill 3 Month + 3.750%), 11/25/2019 (a)(b)(c)(d)(e) (Cost: $46,599,086; Original Acquisition Date: 11/07/2014)	46,601,000	46,402,946
Merna Re 2018-1 Class A (T-Bill 3 Month + 2.000%), 04/08/2021 (a)(b)(c)(d) (Cost: $3,493,000; Original Acquisition Date: 03/26/2018)	3,493,000	3,478,504
Ursa Re 2016-1 Class A (T-Bill 3 Month + 4.000%), 12/10/2019 (a)(b)(c)(d)(e) (Cost: $20,333,438; Original Acquisition Date: 06/01/2017)	20,333,000	20,255,734
Ursa Re 2017-1 Class B (T-Bill 3 Month + 3.500%), 05/27/2020 (a)(b)(c)(d)(e) (Cost: $25,779,119; Original Acquisition Date: 09/20/2017)	25,777,000	25,588,828
Ursa Re 2017-1 Class E (T-Bill 3 Month + 6.000%), 05/27/2020 (a)(b)(c)(d) (Cost: $28,087,000; Original Acquisition Date: 05/10/2017)	28,087,000	27,749,956

	PRINCIPAL AMOUNT	VALUE
Earthquake - 14.6% (continued)
Ursa Re 2018-1 Class D (T-Bill 3 Month + 5.100%), 09/24/2021 (a)(b)(c)(d) (Cost: $11,292,000; Original Acquisition Date: 09/07/2018)	$11,292,000	$11,028,332

		134,504,300

Flood - 1.0%
FloodSmart Re 2019 Class A (T-Bill 3 Month + 11.250%), 03/07/2022 (a)(b)(c)(d) (Cost: $7,500,000; Original Acquisition Date: 04/10/2019)	7,500,000	7,573,125
FloodSmart Re 2019 Class B (T-Bill 3 Month + 14.500%), 03/07/2022 (a)(b)(c)(d) (Cost: $1,250,000; Original Acquisition Date: 04/10/2019)	1,250,000	1,272,125

		8,845,250

Mortality/Longevity/Disease - 0.6%
Vitality Re IX 2018 Class A (T-Bill 3 Month + 1.600%), 01/10/2022 (a)(b)(c)(d) (Cost: $1,502,127; Original Acquisition Date: 09/24/2019)	1,500,000	1,499,250
Vitality Re IX 2018 Class B (T-Bill 3 Month + 1.750%), 01/10/2022 (a)(b)(c)(d) (Cost: $1,251,173; Original Acquisition Date: 09/24/2019)	1,250,000	1,248,750
Vitality Re X 2019 Class B (T-Bill 3 Month + 2.000%), 01/10/2023 (a)(b)(c)(d) (Cost: $2,500,000; Original Acquisition Date: 01/17/2019)	2,500,000	2,506,000

		5,254,000

Multiperil - 27.5%
Armor Re II 2018-1 Class A (T-Bill 3 Month + 3.840%), 06/08/2020 (a)(b)(c)(d) (Cost: $1,864,000; Original Acquisition Date: 04/10/2018)	1,864,000	1,881,615
Armor Re II 2019-1 Class A (T-Bill 3 Month + 5.900%), 06/08/2022 (a)(b)(c)(d) (Cost: $3,587,750; Original Acquisition Date: 05/20/2019)	3,589,000	3,637,272
Blue Halo Re 2016-1 Class A (T-Bill 3 Month + 0.500%), 06/21/2022 (a)(b)(c)(d)(f) (Cost: $4,750,000; Original Acquisition Date: 06/10/2016)	4,750,000	4,666,875
Blue Halo Re 2016-1 Class B (T-Bill 3 Month + 0.100%), 06/21/2022 (a)(b)(c)(d)(f)(g) (Cost: $563,160; Original Acquisition Date: 06/10/2016)	563,160	397,760

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 27.5% (continued)
Bowline 2018-1 Class A (T-Bill 3 Month + 4.500%), 05/23/2022 (a)(b)(c)(d) (Cost: $9,450,000; Original Acquisition Date: 08/21/2018)	$9,456,000	$9,368,532
Bowline Re 2019-1 Class A (T-Bill 3 Month + 4.750%), 03/20/2023 (a)(b)(c)(d) (Cost: $4,017,000; Original Acquisition Date: 03/08/2019)	4,017,000	3,993,902
Bowline Re 2019-1 Class B (T-Bill 3 Month + 8.500%), 03/20/2023 (a)(b)(c)(d) (Cost: $3,264,000; Original Acquisition Date: 03/08/2019)	3,264,000	3,294,355
Buffalo Re 2017-1 Class A (6 Month Libor USD + 3.420%), 04/07/2020 (a)(b)(c)(d) (Cost: $864,626; Original Acquisition Date: 08/15/2017)	864,000	859,939
Caelus 2018-1 Class A (T-Bill 3 Month + 3.930%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,319,000; Original Acquisition Date: 05/04/2018)	2,319,000	2,205,949
Caelus 2018-1 Class B (T-Bill 3 Month + 4.640%), 06/07/2021 (a)(b)(c)(d)(f) (Cost: $1,902,959; Original Acquisition Date: 05/04/2018)	1,905,000	1,792,319
Caelus 2018-1 Class C (T-Bill 3 Month + 7.820%), 06/07/2021 (a)(b)(c)(d)(f) (Cost: $2,782,000; Original Acquisition Date: 05/04/2018)	2,782,000	2,334,794
Caelus 2018-1 Class D (T-Bill 3 Month + 10.900%), 06/07/2021 (a)(b)(c)(d)(f) (Cost: $464,000; Original Acquisition Date: 05/04/2018)	464,000	293,758
Caelus Re IV 2016-1 Class A (T-Bill 3 Month + 5.250%), 03/06/2020 (a)(b)(c)(d) (Cost: $5,398,513; Original Acquisition Date: 07/11/2017)	5,395,000	5,449,759
Caelus Re V 2017-1 Class B (T-Bill 3 Month + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $1,297,000; Original Acquisition Date: 04/27/2017)	1,297,000	616,075
Caelus Re V 2017-1 Class C (T-Bill 3 Month + 0.500%), 06/05/2020 (a)(b)(c)(d)(f) (Cost: $830,000; Original Acquisition Date: 04/27/2017)	830,000	42

	PRINCIPAL AMOUNT	VALUE
Multiperil - 27.5% (continued)
Caelus Re V 2017-1 Class D (T-Bill 3 Month + 0.500%), 06/05/2020 (a)(b)(c)(d)(f) (Cost: $460,275; Original Acquisition Date: 04/27/2017)	$460,275	$23
East Lane Re VI 2015-1 Class A (T-Bill 3 Month + 3.390%), 03/13/2020 (a)(b)(c)(d) (Cost: $10,787,000; Original Acquisition Date: 03/02/2015)	10,787,000	10,838,238
Espada Reinsurance 2016-1 Class 20 (T-Bill 3 Month + 5.700%), 06/06/2020 (a)(b)(c)(d) (Cost: $1,785,000; Original Acquisition Date: 02/12/2016)	1,785,000	1,428,000
FloodSmart Re 2018 Class A (T-Bill 3 Month + 11.250%), 08/06/2024 (a)(b)(c)(d) (Cost: $21,000,000; Original Acquisition Date: 07/25/2018)	21,000,000	21,259,350
FloodSmart Re 2018 Class B (T-Bill 3 Month + 13.500%), 08/06/2024 (a)(b)(c)(d) (Cost: $10,991,000; Original Acquisition Date: 04/12/2019)	11,000,000	11,279,400
Fortius Re 2017-1 (6 Month Libor USD + 3.420%), 07/07/2021 (a)(b)(c)(d) (Cost: $1,010,000; Original Acquisition Date: 07/14/2017)	1,010,000	1,013,131
Golden State Re II 2018-1 Class A (3 Month Libor USD + 2.200%), 01/08/2023 (a)(b)(c)(d) (Cost: $8,750,000; Original Acquisition Date: 11/29/2018)	8,750,000	8,753,063
Kilimanjaro Re 2018-1 Class A-1 (3 Month Libor USD + 13.610%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,047,000; Original Acquisition Date: 04/18/2018)	1,047,000	1,037,996
Kilimanjaro Re 2018-1 Class B-1 (3 Month Libor USD + 4.940%), 05/06/2022 (a)(b)(c)(d) (Cost: $7,305,000; Original Acquisition Date: 10/31/2018)	7,305,000	7,222,819
Kilimanjaro Re 2018-2 Class A-2 (3 Month Libor USD + 13.610%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,047,000; Original Acquisition Date: 04/18/2018)	1,047,000	1,032,708
Kilimanjaro Re 2018-2 Class B-2 (3 Month Libor USD + 4.940%), 05/05/2023 (a)(b)(c)(d) (Cost: $4,305,000; Original Acquisition Date: 04/18/2018)	4,305,000	4,241,071

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 27.5% (continued)
Long Point Re III 2018-1 Class A (T-Bill 3 Month + 2.750%), 06/01/2022 (a)(b)(c)(d) (Cost: $16,210,215; Original Acquisition Date: 08/20/2019)	$16,196,000	$16,210,576
Northshore Re II 2017-1 Class A (T-Bill 3 Month + 7.530%), 07/06/2020 (a)(b)(c)(d) (Cost: $18,411,539; Original Acquisition Date: 06/12/2019)	18,433,000	18,760,186
Panthera 2018-1 Class A (T-Bill 3 Month + 3.500%), 03/09/2020 (a)(b)(c)(d)(f) (Cost: $4,000,000; Original Acquisition Date: 02/22/2018)	4,000,000	3,997,000
Residential Re 2014-I Class 10 (T-Bill 3 Month + 0.500%), 12/06/2019 (a)(b)(c)(d)(f) (Cost: $13,162,000; Original Acquisition Date: 05/22/2014)	13,162,000	3,291
Residential Re 2015-I Class 10 (T-Bill 3 Month + 10.970%), 12/06/2019 (a)(b)(c)(d)(f)(g) (Cost: $3,209,426; Original Acquisition Date: 05/21/2015)	3,209,426	190,640
Residential Re 2015-I Class 11 (T-Bill 3 Month + 0.750%), 12/06/2019 (a)(b)(c)(d) (Cost: $2,634,000; Original Acquisition Date: 05/21/2015)	2,634,000	2,238,637
Residential Re 2015-II Class 3 (T-Bill 3 Month + 7.010%), 12/06/2021 (a)(b)(c)(d) (Cost: $12,500,000; Original Acquisition Date: 11/20/2015)	12,500,000	12,540,625
Residential Re 2016-I Class 10 (T-Bill 3 Month + 10.560%), 06/06/2023 (a)(b)(c)(d)(f) (Cost: $2,391,000; Original Acquisition Date: 04/28/2016)	2,391,000	65,753
Residential Re 2016-I Class 11 (T-Bill 3 Month + 5.030%), 06/06/2022 (a)(b)(c)(d) (Cost: $3,074,000; Original Acquisition Date: 04/28/2016)	3,074,000	2,643,640
Residential Re 2016-I Class 13 (T-Bill 3 Month + 3.370%), 06/06/2023 (a)(b)(c)(d) (Cost: $724,262; Original Acquisition Date: 08/08/2019)	6,771,000	6,804,178
Residential Re 2017-I Class 11 (T-Bill 3 Month + 5.050%), 06/06/2024 (a)(b)(c)(d) (Cost: $1,769,000; Original Acquisition Date: 04/19/2017)	1,769,000	1,521,340

	PRINCIPAL AMOUNT	VALUE
Multiperil - 27.5% (continued)
Residential Re 2018-I Class 13 (T-Bill 3 Month + 3.250%), 06/06/2025 (a)(b)(c)(d) (Cost: $6,147,000; Original Acquisition Date: 04/30/2018)	$6,147,000	$6,063,401
Residential Re 2018-II Class 2 (T-Bill 3 Month + 11.000%), 12/06/2022 (a)(b)(c)(d) (Cost: $4,500,000; Original Acquisition Date: 11/15/2018)	4,500,000	4,445,775
Residential Re 2019-I Class 12 (T-Bill 3 Month + 8.250%), 06/06/2023 (a)(b)(c)(d) (Cost: $495,000; Original Acquisition Date: 05/08/2019)	495,000	498,663
Residential Re 2019-I Class 13 (T-Bill 3 Month + 4.500%), 06/06/2023 (a)(b)(c)(d) (Cost: $742,000; Original Acquisition Date: 05/08/2019)	742,000	747,973
Sanders Re 2017-1 Class A (6 Month Libor USD + 2.990%), 12/06/2021 (a)(b)(c)(d) (Cost: $10,358,275; Original Acquisition Date: 09/04/2019)	10,427,000	10,272,680
Sanders Re 2017-2 Class A (6 Month Libor USD + 3.140%), 06/05/2020 (a)(b)(c)(d)(e) (Cost: $3,142,000; Original Acquisition Date: 05/24/2017)	3,142,000	3,166,979
Sanders Re 2018-1 Class A (T-Bill 3 Month + 5.500%), 04/07/2022 (a)(b)(c)(d) (Cost: $19,221,268; Original Acquisition Date: 09/11/2019)	19,421,000	19,052,972
Spectrum Capital Ltd. 2017-1 A (6 Month Libor USD + 5.750%), 06/08/2021 (a)(b)(c)(d) (Cost: $11,657,000; Original Acquisition Date: 06/13/2017)	11,657,000	11,713,536
Spectrum Capital Ltd. 2017-1 B (6 Month Libor USD + 3.500%), 06/08/2021 (a)(b)(c)(d)(e) (Cost: $16,903,000; Original Acquisition Date: 06/13/2017)	16,903,000	16,996,812
Tailwind Re 2017-1 Class B (T-Bill 3 Month + 8.630%), 01/08/2022 (a)(b)(c)(d) (Cost: $1,423,074; Original Acquisition Date: 08/02/2019)	1,434,000	1,448,053
Tailwind Re 2017-1 Class C (T-Bill 3 Month + 10.590%), 01/08/2022 (a)(b)(c)(d) (Cost: $611,877; Original Acquisition Date: 08/02/2019)	617,000	620,825

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 27.5% (continued)
Torrey Pines Re 2017-1 Class B (6 Month Libor USD + 3.800%), 06/09/2020 (a)(b)(c)(d) (Cost: $2,720,415; Original Acquisition Date: 07/06/2018)	$2,718,000	$2,700,741
Torrey Pines Re 2017-1 Class C (6 Month Libor USD + 6.690%), 06/09/2020 (a)(b)(c)(d) (Cost: $467,000; Original Acquisition Date: 04/27/2017)	467,000	472,230

		252,075,251

Other - 0.1%
Cal Phoenix Re 2018-1 Class A (3 Month Libor USD + 0.500%), 08/13/2021 (a)(b)(c)(d)(f) (Cost: $4,750,000; Original Acquisition Date: 07/30/2018)	4,750,000	53,437
SD Re 2018-1 Class A (3 Month Libor USD + 4.000%), 10/19/2021 (a)(b)(c)(d) (Cost: $1,500,000; Original Acquisition Date: 10/05/2018)	1,500,000	1,433,325

		1,486,762

Windstorm - 9.6%
Alamo Re 2017-1 Class A (T-Bill 3 Month + 3.810%), 06/08/2020 (a)(b)(c)(d)(e) (Cost: $6,265,927; Original Acquisition Date: 09/13/2018)	6,258,000	6,318,703
Alamo Re 2018-1 Class A (T-Bill 3 Month + 3.480%), 06/07/2024 (a)(b)(c)(d) (Cost: $20,957,641; Original Acquisition Date: 03/26/2019)	20,994,000	21,065,380
Alamo Re 2019-1 Class A (T-Bill 3 Month + 4.500%), 06/08/2022 (a)(b)(c)(d) (Cost: $2,708,000; Original Acquisition Date: 05/21/2019)	2,708,000	2,730,883
Bonanza Re 2016-1 Class A (6 Month Libor USD + 3.370%), 12/31/2019 (a)(b)(c)(d) (Cost: $2,587,539; Original Acquisition Date: 10/29/2019)	2,593,000	2,580,035
Bonanza Re 2016-1 Class B (6 Month Libor USD + 4.370%), 12/31/2019 (a)(b)(c)(d) (Cost: $946,000; Original Acquisition Date: 11/28/2016)	946,000	943,257
Cape Lookout Re 2019-1 Class A (T-Bill 3 Month + 4.250%), 02/25/2022 (a)(b)(c)(d) (Cost: $12,254,807; Original Acquisition Date: 10/16/2019)	12,260,000	12,180,310

	PRINCIPAL AMOUNT	VALUE
Windstorm - 9.6% (continued)
Cape Lookout Re 2019-2 Class A (T-Bill 3 Month + 6.750%), 05/09/2022 (a)(b)(c)(d) (Cost: $2,690,000; Original Acquisition Date: 06/14/2019)	$2,690,000	$2,708,426
Citrus Re 2015-1 Class B (T-Bill 3 Month + 0.500%), 04/09/2020 (a)(b)(c)(d)(f)(g) (Cost: $214,573; Original Acquisition Date: 04/01/2015)	214,573	64,125
Citrus Re 2016-1 Class D-50 (T-Bill 3 Month + 0.100%), 02/25/2021 (a)(b)(c)(d)(f)(g) (Cost: $3,069,151; Original Acquisition Date: 02/19/2016)	3,069,151	1,001,157
Cranberry Re 2017-1 Class A (6 Month Libor USD + 1.980%), 07/13/2023 (a)(b)(c)(d) (Cost: $13,000,000; Original Acquisition Date: 06/05/2017)	13,000,000	13,024,050
Everglades Re II 2017-1 Class A (T-Bill 3 Month + 5.230%), 05/08/2020 (a)(b)(c)(d)(e) (Cost: $3,083,312; Original Acquisition Date: 07/10/2018)	3,083,000	3,111,518
Everglades Re II 2018-1 A (T-Bill 3 Month + 5.050%), 05/04/2021 (a)(b)(c)(d) (Cost: $6,970,000; Original Acquisition Date: 05/09/2018)	6,970,000	6,970,348
First Coast Re 2019-1 Class A (T-Bill 3 Month + 5.250%), 06/07/2023 (a)(b)(c)(d) (Cost: $494,000; Original Acquisition Date: 05/16/2019)	494,000	499,236
Frontline 2018-1 Class A (T-Bill 3 Month + 7.740%), 07/06/2022 (a)(b)(c)(d) (Cost: $4,500,000; Original Acquisition Date: 06/12/2018)	4,500,000	4,123,350
Manatee Re II 2018-1 Class A (T-Bill 3 Month + 4.390%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,246,000; Original Acquisition Date: 03/22/2018)	2,246,000	2,261,273
Manatee Re II 2018-1 Class B (T-Bill 3 Month + 8.340%), 06/07/2021 (a)(b)(c)(d) (Cost: $1,300,000; Original Acquisition Date: 03/22/2018)	1,300,000	1,305,460
Manatee Re III 2019-1 Class B (T-Bill 3 Month + 9.500%), 06/07/2022 (a)(b)(c)(d) (Cost: $493,000; Original Acquisition Date: 05/23/2019)	493,000	501,233

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Windstorm - 9.6% (continued)
Market Re 2017-1 Class A 2.114%, 06/08/2020 (a)(c)(d)(f)(h) (Cost: $1,060,274; Original Acquisition Date: 06/05/2017)	$1,060,274	$10,603
Matterhorn Re SR2019-1 Class A 6.165%, 12/07/2020 (a)(c)(d)(h) (Cost: $5,510,450; Original Acquisition Date: 06/14/2019)	5,892,000	5,559,691
Pelican Re 2018-1 Class A (3 Month Libor USD + 2.290%), 05/07/2021 (a)(b)(c)(d) (Cost: $1,046,000; Original Acquisition Date: 04/23/2018)	1,046,000	1,050,027

		88,009,065

		490,174,628

TOTAL EVENT LINKED BONDS (Cost $796,980,659)		753,879,814

PARTICIPATION NOTES - 7.7%
Global - 7.7%
Multiperil - 7.7%
Eden Re II 2019-1 Class A 03/22/2023 (a)(c)(d)(f)(g)(i) (Cost: $24,950,000; Original Acquisition Date: 12/14/2018)	24,950,000	27,116,945
Limestone Re 2018-1 A 03/01/2022 (a)(c)(d)(f)(g)(i) (Cost: $100,149; Original Acquisition Date: 06/20/2018)	96,822	954,665
Limestone Re 2019-1 A 09/09/2022 (a)(c)(d)(f)(i) (Cost: $5,756,000; Original Acquisition Date: 12/24/2018)	5,756,000	6,209,285
Limestone Re 2019-2 A 03/01/2023 (a)(c)(d)(f)(i) (Cost: $3,681,000; Original Acquisition Date: 06/25/2019)	3,681,000	3,741,737
Limestone Re 2019-2 B 03/01/2023 (a)(c)(d)(f)(i) (Cost: $9,146,000; Original Acquisition Date: 06/25/2019)	9,146,000	9,296,909
Sector Re V Series 8 Class A 03/01/2023 (a)(d)(f)(i) (Cost: $547,309; Original Acquisition Date: 04/24/2018)	547,309	296,459
Sector Re V Series 8 Class B 03/01/2023 (a)(d)(f)(i) (Cost: $5,411,207; Original Acquisition Date: 04/24/2018)	5,411,207	2,931,103
Sector Re V Series 8 Class F 03/01/2023 (a)(d)(f) (Cost: $9,337; Original Acquisition Date: 04/24/2018)	9,337	468,997

	PRINCIPAL AMOUNT	VALUE
Multiperil - 7.7% (continued)
Sector Re V Series 8 Class G 03/01/2023 (a)(d)(f) (Cost: $27,026; Original Acquisition Date: 04/24/2018)	$27,026	$980,092
Sector Re V Series 9 Class A 03/01/2023 (a)(d)(f)(i) (Cost: $9,014,979; Original Acquisition Date: 04/24/2019)	9,014,979	6,628,068
Sector Re V Series 9 Class B 03/01/2023 (a)(d)(f)(i) (Cost: $3,208,135; Original Acquisition Date: 04/24/2019)	3,208,135	2,358,073
Sector Re V Series 9 Class G 03/01/2023 (a)(d)(f)(i) (Cost: $8,829,996; Original Acquisition Date: 04/24/2019)	8,829,996	9,880,044

TOTAL PARTICIPATION NOTES (Cost $70,681,138)		70,862,377

	SHARES	VALUE
PREFERENCE SHARES - 9.1%
Global - 9.1%
Multiperil - 9.1%
Arenal (Artex Segregated Account Company) (a)(d)(f)(g)(i) (Cost: $13,470,049; Original Acquisition Date: 03/28/2016)	18,011	8,170,897
Biscayne (Artex Segregated Account Company) (a)(d)(f)(g)(i) (Cost: $25,149,264; Original Acquisition Date: 12/26/2014)	28,192	31,515,399
Hatteras (Artex Segregated Account Company) (a)(d)(f)(g)(i) (Cost: $6,237,378; Original Acquisition Date: 12/30/2014)	6,300	5,009,610
Hudson Charles 2 (Mt. Logan Re) (a)(d)(f)(g)(i) (Cost: $11,534,500; Original Acquisition Date: 04/02/2014)	11,535	9,371,177
Hudson Charles 3 (Mt. Logan Re) (a)(d)(f)(g)(i) (Cost: $15,350,000; Original Acquisition Date: 06/19/2014)	15,350	12,188,236
Rondout (Artex Segregated Account Company) (a)(d)(f)(g)(i) (Cost: $14,936,301; Original Acquisition Date: 07/15/2019)	13,910	13,057,361
Yoho (Artex Segregated Account Company) (a)(d)(f)(g)(i) (Cost: $5,412,133; Original Acquisition Date: 05/17/2016)	12,496	3,494,914

TOTAL PREFERENCE SHARES (Cost $92,089,626)		82,807,594

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	SHARES	VALUE
SHORT-TERM INVESTMENTS - 0.5%
Money Market Fund - 0.5%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 1.73% (j)	2,513,453	$2,513,453
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.73% (j)	2,513,452	2,513,452

TOTAL SHORT-TERM INVESTMENTS (Cost $5,026,905)		5,026,905

TOTAL INVESTMENTS (Cost $964,778,328) - 99.5%		912,576,690

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		4,856,959

TOTAL NET ASSETS - 100.0%		$917,433,649

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)

Foreign issued security. Total foreign securities by country of domicile are $904,209,545. Foreign concentration is as follows: Bermuda: 79.7%, Cayman Islands: 9.5%, Ireland: 4.8%, Supranational: 2.9%, Great Britain: 1.6%, and Singapore: 0.1%

(b)

Variable rate security. Reference rates as of October 31, 2019 are as follows: 3 Month Libor 1.90%, 3 Month Euribor -0.39%, 6 Month Libor 1.92%, and T-Bill 3 Month 1.48%. Actual reference rates may vary based on the reset date of the security.

(c)

Although security is restricted as to resale, the Fund’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2019 was $801,199,355, which represented 87.3% of net assets.

(d)	Security is restricted as to resale.
(e)	All or a portion of the security is pledged as collateral for the Fund’s financing facility.
(f)	Value determined using significant unobservable inputs.
(g)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $112,532,886, which represents 12.3% of net assets.
(h)	Zero-coupon bond. The rate shown is the yield to maturity based upon original cost which may differ from current cost due to returns of capital received.
(i)	Non-income producing security.
(j)	Rate shown is the 7-day effective yield.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS SOLD
Euro FX, December 2019 Settlement	96	$13,411,800	$(54,348)

TOTAL FUTURES CONTRACTS SOLD		$13,411,800	$(54,348)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE U.S. HEDGED EQUITY FUND

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
PURCHASED OPTIONS (a) - 0.0%
Put Options (a) - 0.0%
CBOE S&P 500 Index, Expires 11/01/2019, Strike Price $2,755.00	183	$55,587,348	$458
CBOE S&P 500 Index, Expires 11/01/2019, Strike Price $2,760.00	200	60,751,200	500
CBOE S&P 500 Index, Expires 11/01/2019, Strike Price $2,765.00	65	19,744,140	162
CBOE S&P 500 Index, Expires 11/01/2019, Strike Price $2,770.00	50	15,187,800	125
CBOE S&P 500 Index, Expires 11/04/2019, Strike Price $2,735.00	10	3,037,560	25
CBOE S&P 500 Index, Expires 11/04/2019, Strike Price $2,740.00	21	6,378,876	105

TOTAL PURCHASED OPTIONS (Cost $5,337)			1,375

		SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 100.5%
Money Market Funds - 0.2%
Fidelity Investments Money Market Funds - Government Portfolio - 1.73% (b)		70,858	70,858
First American Government Obligations Fund - Class Z - 1.75% (b)		70,858	70,858
First American Treasury Obligations Fund - Class Z - 1.74% (b)		70,858	70,858
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 1.73% (b)		70,858	70,858
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 1.66% (b)		70,857	70,857

			354,289

		PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 100.3%
2.738%, 11/07/2019 (c)(d)		$27,350,000	27,337,984
2.512%, 12/05/2019 (c)(d)		1,250,000	1,247,131
2.580%, 01/02/2020 (c)(d)		34,389,000	34,297,645
2.042%, 01/23/2020 (c)(d)		100,000	99,651
2.510%, 01/30/2020 (c)(d)		1,425,000	1,419,585
2.452%, 02/27/2020 (c)(d)		2,900,000	2,885,658
2.317%, 03/26/2020 (c)(d)		3,850,000	3,826,150
2.319%, 04/23/2020 (c)(d)		75,150,000	74,600,622
1.980%, 05/21/2020 (c)(d)		3,100,000	3,073,386
1.778%, 06/18/2020 (c)(d)		10,700,000	10,596,262
1.611%, 09/10/2020 (c)(d)		1,100,000	1,085,703
1.560%, 10/08/2020 (c)(d)		350,000	345,070
1.638%, 11/21/2020 (c)(d)		100,000	99,908

			160,914,755

TOTAL SHORT-TERM INVESTMENTS (Cost $160,900,365)			161,269,044

TOTAL INVESTMENTS (Cost $160,905,702) - 100.5%			161,270,419

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%			(808,255)

TOTAL NET ASSETS - 100.0%			$160,462,164

Percentages are stated as a percent of net assets.

(a)	Rounds to zero.
(b)	Rate shown is the 7-day effective yield.
(c)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(d)	All or a portion of this security is held as collateral for written put options.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Schedule of Investments	as of October 31, 2019

STONE RIDGE U.S. HEDGED EQUITY FUND

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
PUT OPTIONS
CBOE S&P 500 Index, Expires 11/01/2019, Strike Price $3,020.00	91	$27,641,796	$26,390
CBOE S&P 500 Index, Expires 11/01/2019, Strike Price $3,025.00	10	3,037,560	3,750
CBOE S&P 500 Index, Expires 11/01/2019, Strike Price $3,040.00	75	22,781,700	64,875
CBOE S&P 500 Index, Expires 11/04/2019, Strike Price $3,040.00	177	53,764,812	197,355
CBOE S&P 500 Index, Expires 11/04/2019, Strike Price $3,045.00	1	303,756	1,370
CBOE S&P 500 Index, Expires 11/06/2019, Strike Price $3,030.00	100	30,375,600	110,000
CBOE S&P 500 Index, Expires 11/06/2019, Strike Price $3,035.00	60	18,225,360	76,500
CBOE S&P 500 Index, Expires 11/06/2019, Strike Price $3,045.00	15	4,556,340	25,875

TOTAL PUT OPTIONS (Premiums Received $814,409)			506,115

TOTAL WRITTEN OPTIONS (Premiums Received $814,409)			$506,115

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Statement of Assets and Liabilities	October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

ASSETS:
Investments, at fair value(1)	$912,576,690
Collateral held at broker for futures(2)	171,600
Dividends and interest receivable	7,158,384
Foreign currencies at broker, at value(3)	2
Receivable for investment securities sold	93,359
Receivable for fund shares sold	823,710
Other assets	14,067

Total assets	920,837,812

LIABILITIES:
Payable for fund shares redeemed	610,304
Payable for investment securities purchased	1,047,002
Payable to Adviser	1,224,064
Payable for Chief Compliance Officer compensation	1,528
Payable to Trustees	12,971
Payable to Custodian	6,517
Accrued distribution fees	14,919
Other accrued expenses	486,858

Total liabilities	3,404,163

Total net assets	$917,433,649

NET ASSETS CONSIST OF:
Capital stock	$1,021,741,909
Total distributable loss	(104,308,260)

Total net assets	$917,433,649

Class I
Net assets	$800,882,832
Shares outstanding	86,117,722
Class I Net asset value, offering and redemption price per share	$9.30

Class M
Net assets	$116,550,817
Shares outstanding	12,529,830
Class M Net asset value, offering and redemption price per share	$9.30

(1) Cost of Investments	$964,778,328
(2) Represents cash pledged as collateral for futures contracts. The cash pledged as collateral is restricted as to withdrawal or use under the terms of a contractual agreement.
(3) Cost of foreign currencies	2

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Statement of Assets and Liabilities	October 31, 2019

STONE RIDGE U.S. HEDGED EQUITY FUND

ASSETS:
Investments, at fair value(1)	$161,270,419
Receivable from affiliates	1,766
Receivable for fund shares sold	2,798,963
Other assets	31,986

Total assets	164,103,134

LIABILITIES:
Written options, at fair value(2)	506,115
Interest payable	24,178
Payable to Adviser	47,347
Payable for fund shares redeemed	2,847,331
Payable to Custodian	3,597
Accrued distribution fees	2,051
Payable to Trustees	2,584
Payable for Chief Compliance Officer compensation	3,945
Other accrued expenses	203,822

Total liabilities	3,640,970

Total net assets	$160,462,164

NET ASSETS CONSIST OF:
Capital stock	$159,832,192
Total distributable earnings	629,972

Total net assets	$160,462,164

Class I
Net assets	$147,558,673
Shares outstanding	14,123,256
Class I Net asset value, offering and redemption price per share	$10.45

Class M
Net assets	$12,903,491
Shares outstanding	1,247,134
Class M Net asset value, offering and redemption price per share	$10.35

(1) Cost of Investments	$160,905,702
(2) Premiums received	814,409

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Statement of Operations	For the Year Ended October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

INVESTMENT INCOME:
Dividend income	$192,632
Interest income	57,483,120

Total investment income	57,675,752

EXPENSES
Advisory fees (See Note 4)	13,397,281
Fund accounting and administration fees	588,456
Interest expense	293,586
Transfer agency fees and expenses	230,533
Distribution (12b-1) fees — Class M Only	177,548
Audit and tax related fees	160,424
Legal fees	152,422
Federal and state registration fees	58,922
Custody fees	56,571
Trustees fees and expenses	49,948
Chief Compliance Officer compensation	46,528
Other expenses	229,680

Total expenses before Adviser waiver	15,441,899
Expenses waived by Adviser (See Note 4)	(219,235)

Net expenses before Adviser recoupment	15,222,664
Expenses recouped by Adviser (See Note 4)	91,665

Total net expenses	15,314,329

Net investment income	42,361,423

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(19,878,576)
Foreign currency translation	(1,621)
Futures contracts	1,190,904
Net change in unrealized appreciation (depreciation) on:
Investments	2,487,282
Foreign currency translation	1,527
Futures contracts	(637,630)

Net realized and unrealized loss	(16,838,114)

Net increase in net assets resulting from operations	$25,523,309

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Statement of Operations	For the Year Ended October 31, 2019

STONE RIDGE U.S. HEDGED EQUITY FUND

INVESTMENT INCOME:
Interest income	$3,399,162

Total investment income	3,399,162

EXPENSES
Advisory fees (See Note 4)	1,691,341
Fund accounting and administration fees	296,386
Chief Compliance Officer compensation	46,528
Distribution (12b-1) fees — Class M Only	22,564
Trustees fees and expenses	8,458
Custody fees	5,587
Other expenses	286,371

Total expenses before Adviser waiver	2,357,235
Expenses waived by Adviser (See Note 4)	(52,823)

Net expenses before Adviser recoupment	2,304,412
Expenses recouped by Adviser (See Note 4)	51,209

Total net expenses	2,355,621

Net investment income	1,043,541

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments:	23,062
Written options	3,969,715
Net increase in payments from affiliates	1,766
Net change in unrealized appreciation on:
Investments	436,053
Written options	1,000,869

Net realized and unrealized gain	5,431,465

Net increase in net assets resulting from operations	$6,475,006

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Statement of Changes in Net Assets

	STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018

OPERATIONS:
Net investment income	$42,361,423	$46,411,009
Net realized gain (loss) on:
Investments	(19,878,576)	(736,510)
Foreign currency translation	(1,621)	(424,121)
Futures contracts	1,190,904	1,200,441
Net change in unrealized appreciation (depreciation) on:
Investments	2,487,282	21,158,377
Foreign currency translation	1,527	(10,349)
Futures contracts	(637,630)	(216,231)
Net increase in net assets resulting from operations	25,523,309	67,382,616

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I	(41,230,238)	(23,383,538)
Net dividends and distributions — Class M	(5,950,005)	(3,299,503)
Total distributions	(47,180,243)	(26,683,041)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	280,106,847	328,191,290
Proceeds from shares sold — Class M	21,508,979	26,717,486
Proceeds from shares issued to holders in reinvestment of dividends — Class I	27,948,380	16,450,257
Proceeds from shares issued to holders in reinvestment of dividends — Class M	4,967,110	2,711,232
Cost of shares redeemed — Class I	(303,982,476)	(472,995,901)
Cost of shares redeemed — Class M	(23,641,040)	(106,864,419)
Net increase (decrease) in net assets from capital share transactions	6,907,800	(205,790,055)
Total decrease in net assets	(14,749,134)	(165,090,480)

NET ASSETS:
Beginning of year	932,182,783	1,097,273,263

End of year	$917,433,649	$932,182,783

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Statement of Changes in Net Assets

	STONE RIDGE U.S. HEDGED EQUITY FUND

	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018

OPERATIONS:
Net investment income (loss)	$1,043,541	$(163,449)
Net realized gain (loss) on:
Investments	23,062	(135,223)
Written options	3,969,715	(3,221,638)
Net increase from payments by affiliates	1,766	—
Net change in unrealized appreciation (depreciation) on:
Investments	436,053	(10,831)
Written options	1,000,869	(750,042)
Net increase (decrease) in net assets resulting from operations	6,475,006	(4,281,183)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I	(1,094,086)	(38,538,145)
Net dividends and distributions — Class M	(55,660)	(6,669,788)
Total distributions	(1,149,746)	(45,207,933)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	149,716,210	44,880,652
Proceeds from shares sold — Class M	1,867,203	2,984,539
Proceeds from shares issued in connection with acquisition — Class I(1)	24,203,836	—
Proceeds from shares issued in connection with acquisition — Class M(1)	7,955,985	—
Proceeds from shares issued to holders in reinvestment of dividends — Class I	813,332	13,422,699
Proceeds from shares issued to holders in reinvestment of dividends — Class M	51,257	5,489,391
Cost of shares redeemed — Class I	(224,604,121)	(124,836,580)
Cost of shares redeemed — Class M	(19,125,408)	(30,981,018)
Net decrease in net assets from capital share transactions	(59,121,706)	(89,040,317)
Total decrease in net assets	(53,796,446)	(138,529,433)

NET ASSETS:
Beginning of year	214,258,610	352,788,043

End of year	$160,462,164	$214,258,610

(1)	On October 28, 2019, the U.S. Hedged Equity Fund acquired the U.S. Small Cap VRP Fund and International Developed Markets VRP Fund (see Note 1 of the Notes to the Financial Statements).

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Statement of Cash Flows	For the Year Ended October 31, 2019

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$25,523,309
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized loss:	17,391,294
Amortization and accretion of premium and discount	32,704
Changes in assets and liabilities:
Payable for investment securities purchased	(7,034,209)
Receivable for investment securities sold	(93,359)
Dividend and Interest receivable	(867,044)
Other assets	(10,433)
Payable to Custodian	(5,168)
Accrued audit expense	145,630
Payable to Trustees	1,282
Payable for Chief Compliance Officer compensation	1,068
Accrued interest expense	(5,113)
Accrued distribution fees	78
Other accrued expenses	(33,834)
Payable to Adviser	86,786
Purchases of investments	(210,270,061)
Proceeds from sale of investments	205,336,075
Net purchases and sales of short-term investments	10,391,272
Net cash provided by operating activities	40,590,275

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	301,200,524
Payment on shares redeemed	(327,732,952)
Cash distributions to shareholders	(14,264,753)
Loan withdrawals	175,261,614
Loan paydowns	(175,261,614)
Net cash used in financing activities	(40,797,181)
Net decrease in cash and restricted cash	(206,906)
Cash and restricted cash, beginning of year	378,506
Cash and restricted cash, end of year	$171,600

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$32,915,490
Cash paid for interest on loans outstanding	$293,586

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Financial Highlights	October 31, 2019

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2019	$9.54	0.44	(0.19)	0.25
Year Ended October 31, 2018	$9.14	0.46	0.21	0.67
Year Ended October 31, 2017	$10.50	0.67	(1.13)	(0.46)
Year Ended October 31, 2016	$10.38	0.58	0.09	0.67
Year Ended October 31, 2015	$10.75	0.59	(0.08)	0.51
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2019	$9.53	0.42	(0.18)	0.24
Year Ended October 31, 2018	$9.13	0.45	0.20	0.65
Year Ended October 31, 2017	$10.49	0.66	(1.13)	(0.47)
Year Ended October 31, 2016	$10.38	0.57	0.08	0.65
Year Ended October 31, 2015	$10.75	0.55	(0.06)	0.49
(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(3)	Includes borrowing and investment-related expenses not covered by the Fund’s expense limitation agreement. See Note 4.
(4)	Includes less than $0.01 per share of return of capital.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Financial Highlights	October 31, 2019

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Total Distributions		Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate

(0.49)	—	(0.49)		$9.30	2.87%	$800,883	1.71	%(3)	1.70	%(3)	4.75	%(3)	4.76	%(3)	21.85%
(0.27)	—	(0.27)		$9.54	7.41%	$815,827	1.73	%(3)	1.68	%(3)	4.87	%(3)	4.92	%(3)	27.71%
(0.90)	—	(0.90	)(4)	$9.14	(4.85%)	$910,525	1.81	%(3)	1.77	%(3)	6.78	%(3)	6.82	%(3)	29.74%
(0.55)	—	(0.55)		$10.50	6.82%	$434,269	1.68	%(3)	N/A		5.70	%(3)	N/A		20.32%
(0.88)	—	(0.88)		$10.38	5.06%	$436,523	1.69%		N/A		5.76%		N/A		11.64%

(0.47)	—	(0.47)		$9.30	2.78%	$116,551	1.86	%(3)	1.85	%(3)	4.61	%(3)	4.62	%(3)	21.85%
(0.25)	—	(0.25)		$9.53	7.23%	$116,356	1.88	%(3)	1.83	%(3)	4.74	%(3)	4.79	%(3)	27.71%
(0.89)	—	(0.89	)(4)	$9.13	(5.01%)	$186,748	1.96	%(3)	1.91	%(3)	6.60	%(3)	6.65	%(3)	29.74%
(0.54)	—	(0.54)		$10.49	6.60%	$63,712	1.83	%(3)	N/A		5.60	%(3)	N/A		20.32%
(0.86)	—	(0.86)		$10.38	4.90%	$59,139	1.84%		N/A		5.46%		N/A		11.64%

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2019

Financial Highlights	October 31, 2019

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE U.S. HEDGED EQUITY FUND—CLASS I
Year Ended October 31, 2019	$9.82	0.08	0.64	0.72
Year Ended October 31, 2018	$11.49	—	(0.18)	(0.18)
Year Ended October 31, 2017	$10.58	(0.08)	1.45	1.37
Year Ended October 31, 2016	$10.89	(0.12)	0.40	0.28
Year Ended October 31, 2015	$10.50	(0.14)	0.79	0.65
STONE RIDGE U.S. HEDGED EQUITY FUND—CLASS M
Year Ended October 31, 2019	$9.72	0.06	0.64	0.70
Year Ended October 31, 2018	$11.40	(0.02)	(0.17)	(0.19)
Year Ended October 31, 2017	$10.52	(0.10)	1.44	1.34
Year Ended October 31, 2016	$10.84	(0.13)	0.40	0.27
Year Ended October 31, 2015	$10.47	(0.15)	0.78	0.63
(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(3)	Includes borrowing and investment-related expenses not covered by the Fund’s expense limitation agreement. See Note 4.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Financial Highlights	October 31, 2019

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/ Recoupment)	Portfolio Turnover Rate

(0.08)	(0.01)	—	(0.09)	$10.45	7.40%	$147,559	1.70%		1.70%	0.78%		0.78%	0.00%
—	(1.49)	—	(1.49)	$9.82	(2.04)%	$192,725	1.58%		1.60%	(0.01%)		(0.03%)	0.00%
—	(0.46)	—	(0.46)	$11.49	13.34%	$301,447	1.55%		1.53%	(0.84%)		(0.82%)	0.00%
—	(0.59)	—	(0.59)	$10.58	2.75%	$311,317	1.46	%(3)	N/A	(1.12	%)(3)	N/A	6.12%
—	(0.26)	—	(0.26)	$10.89	6.33%	$285,403	1.54%		N/A	(1.28%)		N/A	10.14%

(0.06)	(0.01)	—	(0.07)	$10.35	7.24%	$12,903	1.87%		1.86%	0.63%		0.64%	0.00%
—	(1.49)	—	(1.49)	$9.72	(2.16)%	$21,534	1.73%		1.75%	(0.19%)		(0.21%)	0.00%
—	(0.46)	—	(0.46)	$11.40	13.13%	$51,341	1.68%		1.67%	(0.98%)		(0.97%)	0.00%
—	(0.59)	—	(0.59)	$10.52	2.67%	$67,909	1.61	%(3)	N/A	(1.27	%)(3)	N/A	6.12%
—	(0.26)	—	(0.26)	$10.84	6.15%	$93,347	1.69%		N/A	(1.43%)		N/A	10.14%

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

1. Organization

Stone Ridge Trust (the “Trust”) was organized as a Delaware statutory trust on September 28, 2012, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company issuing shares in multiple series, each series representing a distinct portfolio with its own investment objectives and policies. As of October 31, 2019, the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”) and the Stone Ridge U.S. Hedged Equity Fund (the “U.S. Hedged Equity Fund,” formerly the Stone Ridge U.S. Large Cap Variance Risk Premium Fund) (together, the “Funds”) were each series of the Trust. The High Yield Reinsurance Fund is non-diversified, while the U.S. Hedged Equity Fund is diversified. The High Yield Reinsurance Fund commenced operations on February 1, 2013. The U.S. Hedged Equity Fund commenced operations on May 1, 2013. Each Fund offers two classes of shares to investors: Class I shares, with no front-end or back-end sales charges, and no 12b-1 fees; and Class M Shares, with no front-end or back-end sales charges, and a 0.15% 12b-1 fee. The Funds do not charge redemption fees. There are an unlimited number of authorized shares.

On October 28, 2019, the U.S. Hedged Equity Fund acquired all the net assets of the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”) and the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “International Developed Markets VRP Fund”), pursuant to a Plan of Reorganization approved by the Board of Trustees. The acquisition was accomplished by a tax-free exchange of 2,337,081 and 759,600 shares of Class I and Class M, respectively, of the U.S. Hedged Equity Fund (valued at $24,203,836 and $7,955,985 for Class I and Class M, respectively) for all (1,351,402 and 264,271 shares, respectively) of the Class I and Class M shares of the U.S. Small Cap VRP Fund and all (1,157,297 and 548,244 shares, respectively) of the Class I and Class M shares of the International Developed Markets VRP Fund on October 28, 2019.

For financial reporting purposes, assets received and shares issued by the U.S. Hedged Equity Fund were recorded at fair value; however, the cost basis of the investments received from the U.S. Small Cap VRP Fund and International Developed Markets VRP Fund were carried forward to align ongoing reporting of the U.S. Hedged Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The U.S. Small Cap VRP Fund’s net assets at that date ($15,482,177), including $30,337 of unrealized appreciation, were combined with those of the U.S. Hedged Equity Fund. The International Developed Markets VRP Fund’s net assets at that date ($16,677,644), including $17,299 of unrealized appreciation, were combined with those of the U.S. Hedged Equity Fund. The aggregate net assets of the U.S. Hedged Equity Fund immediately after the acquisition were $160,002,743. Assuming the acquisition had been completed on November 1, 2018, the beginning of the Funds’ fiscal year, pro forma results of operations for the U.S. Hedged Equity Fund for the year ended October 31, 2019, would have been $1,251,702 of net investment income, $7,609,760 of net realized and unrealized gains on investments, and $8,861,462 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the U.S. Small Cap VRP Fund and International Developed VRP Fund that have been included in U.S. Hedged Equity Fund’s statement of operations since October 28, 2019.

In addition, on October 28, 2019, the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund”) and the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global Equity VRP Master Fund” and, together with the U.S. VRP Master Fund, the “Master Funds”) were liquidated pursuant to a Plan of Liquidation approved by the Board of Trustees. Pursuant to the Plan of Liquidation, holders of shares of any class of the Master Fund received liquidation proceeds in the form of a combination of Class I shares of the U.S. Hedged Equity Fund and cash. Holders of the Master Funds received the following per share distributions:

	U.S. VRP Master Fund—Class I	U.S. VRP Master Fund—Class M	Global Equity VRP Master Fund—Class I	Global Equity VRP Master Fund—Class M
Per Share
Cash Per Share ($)	0.14	0.14	0.18	0.18
U.S. Hedged Equity Fund—Class I Shares (#)	0.90	0.89	0.93	0.92

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

The investment objective of the High Yield Reinsurance Fund is to seek a high level of total return consisting of income and preservation of capital. The High Yield Reinsurance Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, preference shares or participation notes issued in connection with quota shares (“Quota Share Notes”), and to a lesser extent, preference shares or participation notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares or participation notes issued in connection with industry loss warranties (“ILW Notes”), event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). The investment objective of the U.S. Hedged Equity Fund is to seek capital appreciation. The U.S. Hedged Equity Fund typically pursues its investment objective by writing (selling) call and put options related to U.S. securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and apply specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have early adopted this standard effective October 31, 2018, and the changes were incorporated into the financial statements.

a) Investment Valuation and Fair Value Measurement The Board of Trustees (“Board”) has approved procedures pursuant to which each Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of each Fund under the Valuation Procedures:

With respect to pricing of insurance-linked securities (including participation notes and preference shares) for which at least one designated independent broker provides a price, that price (or, if multiple designated independent brokers provide a price, the average of such prices) will be used to value the security. The Funds typically utilize an independent data delivery vendor to obtain the prices, average them and communicate the resulting value to the Administrator. If no designated independent broker provides a price for the security in question, the Adviser Valuation Committee will generally utilize prices provided by one or more other brokers that the Adviser has approved to value the security. For certain securities, an administrator or third-party manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).

Short-term debt instruments, such as money market funds, commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value (“NAV”) per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities (other than insurance-linked securities that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Funds’ investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Funds determine fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers, insurance companies, reinsurance companies or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

A substantial portion of the Funds’ investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Funds adhere to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

Level 2 Inputs: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

There were transfers between Level 2 and Level 3 during the reporting period. The transfers from Level 2 to Level 3 occurred because there is no longer observable market data for these securities for the year ended October 31, 2019. The following table summarizes the inputs used to value the Funds’ investments as of October 31, 2019:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
High Yield Reinsurance Fund
Assets
Event-Linked Bonds
Global	$—	$189,914,878	$19,849,978	$209,764,856
Great Britain	—	—	1,297,815	1,297,815
Japan	—	52,642,515	—	52,642,515
United States	—	475,303,051	14,871,577	490,174,628
Total Event-Linked Bonds	—	717,860,444	36,019,370	753,879,814
Participation Notes (1)	—	—	70,862,377	70,862,377
Preference Shares (1)	—	—	82,807,594	82,807,594
Money Market Funds	5,026,905	—	—	5,026,905

Total Assets	$5,026,905	$717,860,444	$189,689,341	$912,576,690
Other Financial Instruments*
Unrealized depreciation on futures	$54,348	$—	$—	$54,348

Total	$54,348	$—	$—	$54,348

U.S. Hedged Equity Fund (2)
Assets
Purchased Options	$—	$1,375	$—	$1,375
Money Market Funds	354,289	—	—	354,289
U.S. Treasury Bills	—	160,914,755	—	160,914,755

Total Assets	$354,289	$160,916,130	$—	$161,270,419
Liabilities
Written Options	$—	$(506,115)	$—	$(506,115)

Total Liabilities	$—	$(506,115)	$—	$(506,115)

*	Other financial instruments are derivatives, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.
(1)	For further security characteristics, see the Fund’s Schedule of Investments.
(2)

The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. For the year ended October 31, 2019, the Fund did not have significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, the reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) was used in determining fair value is not applicable.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

Below is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2019:

	HIGH YIELD REINSURANCE FUND
	EVENT- LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES
Beginning Balance—November 1, 2018	$19,105,273	$40,561,377	$97,609,587
Acquisitions	1,305,193	64,658,796	2,403,688
Dispositions	(8,178,941)	(34,248,020)	—
Realized losses	(6,178,267)	(1,371,122)	—
Return of capital	—	(1,778,714)	(11,502,171)
Change in unrealized appreciation (depreciation)	8,204,667	3,040,060	(5,703,510)
Transfers in/(out) of Level 3	21,761,445	—	—
Ending Balance—October 31, 2019	$36,019,370	$70,862,377	$82,807,594

As of October 31, 2019, the change in unrealized depreciation on positions still held in the High Yield Reinsurance Fund was $(3,453,217) for Event-Linked Bonds, $(329,064) for Participation Notes, and $(5,638,062) for Preference Shares.

Unobservable inputs included losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes and preference shares are monitored daily for significant events that could affect the value of the instruments.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2019.

High Yield Reinsurance Fund

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/19	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE(1)
Participation Notes	Financial Services	$28,071,611	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.0MM-$1.8MM $0.7MM-$4.0MM	$1.6MM $4.0MM

Preference Shares	Financial Services	$82,807,594	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.0MM-$8.7MM $0.0MM-$7.2MM	$2.9MM $4.8MM

(1)	Weighed by relative fair value.

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee. Other Level 3 securities not listed above were priced using an indicative bid and have a value equal to $36,019,370 for Event-Linked Bonds, $42,790,766 for Participation Notes and $0 for Preference Shares.

Derivative Transactions — The Funds engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2019. The U.S. Hedged Equity Fund also engaged in derivatives to generate income from premiums. The use of derivatives included options and futures.

Futures Contracts — The Funds may purchase and sell futures contracts. The High Yield Reinsurance Fund held futures contracts during the year ended October 31, 2019. The High Yield Reinsurance Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. The U.S. Hedged Equity Fund uses futures contracts to maintain appropriate equity market exposure. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, a Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, a Fund agrees

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The average notional amount of futures contracts during the year ended October 31, 2019, was as follows:

High Yield Reinsurance Fund

HIGH YIELD REINSURANCE FUND
Total short futures contracts	$14,312,736

Options — The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. The Funds write put and call options to earn premium income. The U.S. Hedged Equity Fund wrote call or put options during the year ended October 31, 2019. With exchange traded options, there is minimal counterparty credit risk to the Funds since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during or at the expiration of the exercise period. As a writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during or at the expiration of the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during or at the expiration of the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Funds realize a gain or loss from the sale of the security (or closing of the short sale).

Options on indices are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market values of written options for the year ended October 31, 2019, were as follows:

U.S. HEDGED EQUITY FUND
Purchased Options	$106
Written Options	841,180

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

The tables below reflect the values of derivative assets and liabilities as reflected in the Statement of Assets and Liabilities.

		ASSET DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
U.S. Hedged Equity Fund
Options
Equity contracts	Investments, at fair value	$1,375

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Schedule of Investments.

		LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
High Yield Reinsurance Fund
Futures
Foreign exchange contracts	Net assets—Unrealized depreciation*	$54,348

U.S. Hedged Equity Fund
Options
Equity contracts	Written options, at fair value	506,115

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Schedule of Investments.

The tables below reflect the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019.

AMOUNT OF REALIZED GAIN ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	PURCHASED OPTIONS	WRITTEN OPTIONS	TOTAL
High Yield Reinsurance Fund
Foreign exchange contracts	$1,190,904	$—	$—	$1,190,904

U.S. Hedged Equity Fund
Equity contracts	—	2,088	3,969,715	3,971,803

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	PURCHASED OPTIONS	WRITTEN OPTIONS	TOTAL
High Yield Reinsurance Fund
Foreign exchange contracts	$(637,630)	$—	$—	$(637,630)

U.S. Hedged Equity Fund
Equity contracts	—	(3,962)	1,000,869	996,907

b) Offsetting on the Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

As of October 31, 2019, the Funds were not subject to any Master Netting Arrangements.

(c) Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(d) Indemnifications In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements cannot be known; however, the Funds expect any risk of loss to be remote.

(e) Federal Income Taxes The Funds qualify and intend to continue to qualify as “regulated investment companies” (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As RICs, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the High Yield Reinsurance Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the High Yield Reinsurance Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the High Yield Reinsurance Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The High Yield Reinsurance Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The High Yield Reinsurance Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the High Yield Reinsurance Fund, as a holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(h) Excess of Loss Notes Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

$4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

(i) ILW Notes ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The High Yield Reinsurance Fund, as a holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders The Funds intend to distribute to their shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Funds each may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The High Yield Reinsurance Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the High Yield Reinsurance Fund will normally invest a significant amount of its assets in non-U.S. entities. Accordingly, the High Yield Reinsurance Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the High Yield Reinsurance Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The High Yield Reinsurance Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the High Yield Reinsurance Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the High Yield Reinsurance Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the High Yield Reinsurance Fund’s assets.

If the Funds invest in foreign issuers by purchasing American Depositary Receipts (“ADRs”) (U.S. dollar-denominated depositary receipts issued generally by banks and representing the deposit with the bank of a security of a non-U.S. issuer; ADRs are publicly traded on exchanges or over-the counter in the United States), the Funds are exposed to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities.

(l) Allocation of Income, Expenses, Gains/Losses Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each fund are allocated daily to each share class based upon the ratio of

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

net assets represented by each class as a percentage of the net assets of each fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated based on average net assets, with the exception of 12b-1 fees, which are expensed at 0.15% of average daily net assets of the Class M shares.

(m) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(n) Restricted Securities The Funds may invest a substantial portion of their assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(o) REIT Distributions The character of distributions received from real estate investment trusts (“REITs”) held by the Funds is generally made up of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made because the Funds intend to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2019, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
High Yield Reinsurance Fund	$215,962	$(215,962)	$—
U.S. Hedged Equity Fund	312,178	18,782	(330,960)

These differences primarily relate to treatment of foreign currency gains/(losses), investments in passive foreign investments and mergers with other Regulated Investment Companies.

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	HIGH YIELD REINSURANCE FUND	U.S. HEDGED EQUITY FUND
Tax cost of investments	$979,004,447	$160,905,900
Unrealized appreciation	16,334,436	366,715
Unrealized depreciation	(82,761,420)	—

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

	HIGH YIELD REINSURANCE FUND	U.S. HEDGED EQUITY FUND
Net unrealized appreciation (depreciation)	$(66,426,984)	$366,715
Undistributed ordinary income	13,660,711	68,505
Undistributed long-term gain (capital loss carryover)	(58,601,028)	705,138
Distributable earnings	(44,940,317)	773,643
Other accumulated earnings (loss)	7,059,041	(510,386)
Total accumulated gain (loss)	$(104,308,260)	$629,972

The tax character of distributions paid during the period ended October 31, 2019 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
High Yield Reinsurance Fund	$47,180,243	$—	$—	$47,180,243
U.S. Hedged Equity Fund	1,000,181	149,565	—	1,149,746

Each of the Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the funds related to net capital gain to zero for the tax year ended October 31, 2019.

The tax character of distributions paid during the period ended October 31, 2018 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
High Yield Reinsurance Fund	$26,683,041	$—	$—	$26,683,041
U.S. Hedged Equity Fund	16,157,504	29,050,429	—	45,207,933

At October 31, 2019 certain Funds have tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
High Yield Reinsurance Fund	$(6,462,781)	$(52,138,247)	$(58,601,028)
U.S. Hedged Equity Fund	(115,032)	(395,354)	(510,386)

Capital losses for U.S. Hedged Equity Fund may be subject to annual limitations as part of the reorganization with Stone Ridge International Developed Markets Variance Risk Premium Fund.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2019, or for any other tax years which are open for exam. As of October 31, 2019, open tax years include the periods ended October 31, 2017, 2018 and 2019. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the Funds’ investment adviser and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Funds.

As compensation for its services, the Adviser is paid by the High Yield Reinsurance Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 1.50% of the Fund’s average daily net assets. As compensation for its services, the Adviser is paid by the U.S. Hedged Equity Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to October 28, 2019, the Adviser was paid by the U.S. Hedged Equity Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 1.25% of the Fund’s average daily net assets.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

Through February 28, 2021 for the Funds, the Adviser has agreed to waive its advisory fee and/or pay or otherwise bear operating and other expenses of the Funds or classes thereof (excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Funds’ business) solely to the extent necessary to limit the Funds’ total annual fund operating expenses to 1.65% for Class I shares and 1.80% for Class M shares of the High Yield Reinsurance Fund and 0.50% for the Class I shares and 0.65 % for the Class M shares of the U.S. Hedged Equity Fund. With respect to each Fund, the Adviser is permitted to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its advisory fee or otherwise) to the extent that the expenses for the Class of shares fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Class to exceed the annual rate in effect at the time of the recoupment. However, the Adviser shall not be, and under the expense limitation agreements that were in place during the period covered by this report the Adviser was not, permitted to recoup any such fees or expenses beyond three years from the month end in which the Adviser reduced a fee or reimbursed an expense. The Adviser has waived and recouped amounts as disclosed in each Fund’s Statement of Operations. As of October 31, 2019, the remaining amount of waived fees subject to be recouped in future years are as follows:

FUND	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2020)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2021)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2022)
High Yield Reinsurance Fund	$396,251	$508,324	$219,236
U.S. Hedged Equity Fund	—	—	1,614

(b) Custodian, Administrator and Transfer Agent The custodian to the Trust is U.S. Bank, N.A. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

5. Distribution Plan

The Class M Shares of the Funds pay Rule 12b-1 fees to compensate such financial intermediaries in connection with (i) personal and account maintenance services rendered to Class M shareholders (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Class M shares (fees for such services, if any, “distribution fees”). Servicing fees and distribution fees may be paid pursuant to a Distribution Plan (“12b-1 Plan”) adopted by each Fund, with respect to its class M shares, at the maximum annual rate of 0.15% of such Fund’s average daily net assets attributable to Class M. These fees are paid out of each Fund’s Class M shares’ assets on an ongoing basis and may be administered or facilitated by the Distributor. Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The Distributor does not retain any portion of the distribution fees. The Adviser performs certain services and incurs certain expenses with respect to the promotion of the Funds’ Class M shares and the servicing of Class M shareholders. If amounts remain from the 12b-1 fees after the Distributor has paid the intermediaries, such amounts maybe used to compensate the Adviser for the services it provides and for the expense it bears in connection with the distribution of the Funds’ Class M shares. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the 12b-1 Plan, the Class M shares of the Portfolios will bear such expenses.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

7. Investment Transactions

For the year ended October 31, 2019, aggregate purchases and sales of securities (excluding short-term securities) by the Funds were as follows:

	HIGH YIELD REINSURANCE FUND	U.S. HEDGED EQUITY FUND
Purchases	$210,270,061	$161,700
Sales	193,594,186	158,451
U.S. Government Security Purchases	—	—
U.S. Government Security Sales	—	—

8. Capital Share Transactions

HIGH YIELD REINSURANCE FUND - CLASS I	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018
Shares sold	30,662,128	34,989,170
Shares issued to holders in reinvestment of dividends	3,078,093	1,756,021
Shares redeemed	(33,169,997)	(50,867,717)
Net increase (decrease) in shares	570,224	(14,122,526)
Shares outstanding:
Beginning of year	85,547,498	99,670,024
End of year	86,117,722	85,547,498

HIGH YIELD REINSURANCE FUND - CLASS M
Shares sold	2,356,955	2,856,209
Shares issued to holders in reinvestment of dividends	547,113	289,201
Shares redeemed	(2,577,501)	(11,393,916)
Net increase (decrease) in shares	326,567	(8,248,506)
Shares outstanding:
Beginning of year	12,203,263	20,451,769
End of year	12,529,830	12,203,263

U.S. HEDGED EQUITY FUND - CLASS I
Shares sold	14,723,964	4,441,653
Shares sold in connection with acquisition(1)	2,337,081	—
Shares issued to holders in reinvestment of dividends	78,507	1,319,833
Shares redeemed	(22,644,107)	(12,366,549)
Net decrease in shares	(5,504,555)	(6,605,063)
Shares outstanding:
Beginning of year	19,627,811	26,232,874
End of year	14,123,256	19,627,811

U.S. HEDGED EQUITY FUND - CLASS M
Shares sold	185,864	289,291
Shares sold in connection with acquisition(1)	759,600	—
Shares issued to holders in reinvestment of dividends	4,996	544,582
Shares redeemed	(1,919,028)	(3,120,180)
Net decrease in shares	(968,568)	(2,286,307)
Shares outstanding:
Beginning of year	2,215,702	4,502,009
End of year	1,247,134	2,215,702

(1)	On October 28, 2019, the U.S. Hedged Equity Fund acquired the U.S. Small Cap VRP Fund and International Developed Markets VRP Fund (see Note 1 of the Notes to the Financial Statements).

Stone Ridge Funds	Annual Report	October 31, 2019

Notes to Financial Statements	October 31, 2019

9. Financing Facility

The High Yield Reinsurance Fund obtains leverage through a 29-day rolling facility (the “Facility”). The Facility, when drawn, is secured by the Fund’s assets, particularly catastrophe bonds which are posted as collateral. The Facility’s maximum withdraw capacity is $125,000,000.

Through the year ended, October 31, 2019, the High Yield Reinsurance Fund’s maximum borrowing was $47,547,877 and average borrowing was $7,332,844. This borrowing resulted in interest expenses of $293,586 at a weighted average interest rate of 3.95% and is included in the High Yield Reinsurance Fund’s Statement of Operations. As of October 31, 2019, the High Yield Reinsurance Fund did not have an outstanding loan balance.

The Funds may obtain leverage through borrowings in seeking to achieve their investment objectives. The Funds, along with two other series of the Trust advised by the Adviser, the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio, share an umbrella line of credit with a maximum withdrawal capacity of the lesser of 33.3% the net market value of collateral posted by a fund with secured line of credit, 33.3% of net assets for a fund with an unsecured line of credit, or $50,000,000 across all funds less any loans outstanding with Stone Ridge Trust III in excess of $25,000,000. For the High Yield Reinsurance Fund, the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio, the umbrella line of credit takes the form of a secured loan agreement, which is effective November 28, 2017—October 24, 2020. For the U.S. Hedged Equity Fund, the umbrella line of credit takes the form of an unsecured loan agreement, which is effective June 6, 2018-October 24, 2020.

10. Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of Stone Ridge High Yield Reinsurance Risk Premium Fund and Stone Ridge U.S. Hedged Equity Fund and the Board of Trustees of Stone Ridge Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Stone Ridge High Yield Reinsurance Risk Premium Fund and Stone Ridge U.S. Hedged Equity Fund, (collectively referred to as the “Funds”) (two of the funds constituting Stone Ridge Trust (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the Funds and the statement of cash flows for the Stone Ridge High Yield Reinsurance Risk Premium Fund for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting Stone Ridge Trust) at October 31, 2019, the results of their operations for the Funds and its cash flows for the Stone Ridge High Yield Reinsurance Risk Premium Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 30, 2019

Stone Ridge Funds	Annual Report	October 31, 2019

Expense Examples (Unaudited)

As a shareholder of the Stone Ridge Funds (each a “Fund”, together the “Funds”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Funds’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2019	ENDING ACCOUNT VALUE OCTOBER 31, 2019	EXPENSES PAID DURING PERIOD* MAY 1, 2019 – OCTOBER 31, 2019
Actual	$1,000.00	$1,040.60	$8.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.69	$8.59

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2019	ENDING ACCOUNT VALUE OCTOBER 31, 2019	EXPENSES PAID DURING PERIOD* MAY 1, 2019 – OCTOBER 31, 2019
Actual	$1,000.00	$1,039.80	$9.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.93	$9.35

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2019

Expense Examples (Unaudited)

Stone Ridge U.S. Hedged Equity Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2019	ENDING ACCOUNT VALUE OCTOBER 31, 2019	EXPENSES PAID DURING PERIOD* MAY 1, 2019 – OCTOBER 31, 2019
Actual	$1,000.00	$1,023.90	$8.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.69	$8.59

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge U.S. Hedged Equity Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2019	ENDING ACCOUNT VALUE OCTOBER 31, 2019	EXPENSES PAID DURING PERIOD* MAY 1, 2019 – OCTOBER 31, 2019
Actual	$1,000.00	$1,023.90	$9.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.93	$9.35

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreements

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreements between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of each series of the Trust. On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of any investment management agreements that are proposed to be renewed.

At an in-person meeting held on October 28, 2019, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of each of the investment management agreements (the “Existing Agreements”) between the Adviser and the Trust on behalf of Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”) and Stone Ridge U.S. Hedged Equity Fund (formerly the Stone Ridge U.S. Large Cap Variance Risk Premium Fund) (the “U.S. Hedged Equity Fund” and collectively with High Yield Reinsurance Fund, the “Funds”). Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Existing Agreements. In evaluating each Existing Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Existing Agreements.

The Board’s consideration of each Existing Agreement included but was not limited to: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with each Fund; and (4) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect such economies of scale for the benefit of shareholders of the Funds. In determining whether to approve the continuation of the Existing Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including management of each Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Funds’ investment programs in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, proprietary software, technology and personnel needed to implement each Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities.

The Board also considered other services provided by the Adviser, including proxy voting (to the extent applicable), monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Funds. In addition, the Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to each Fund under the applicable Existing Agreement and analyzed the Adviser’s ongoing ability to service the Funds through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Existing Agreements.

In considering the investment performance of the Funds and the Adviser, the Board reviewed information provided by the Adviser relating to each Fund’s performance together with the performance of each Fund’s corresponding indices. For each Fund, the Board considered the performance information for the 1 month, 3 month, 6 month, 1 year, 3 year and 5 year periods ended August 31, 2019 as well as for the period ended August 31, 2019 since each Fund’s inception. The Board also reviewed performance information for funds within Morningstar categories that include U.S. funds option based (for the U.S. Hedged Equity Fund) and non-traditional bond funds (for the High Yield Reinsurance Fund), in each case, with specified characteristics and within a specified size range relative to the Funds, as determined by the Adviser in consultation with the Funds’ third-party administrator (the “peer groups”). The Board considered the performance information for any comparable registered investment funds managed by the Adviser. The Board also considered the

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

Adviser’s explanation that it does not manage any other accounts with strategies similar to those of the Funds and that there are very few, if any, funds that follow investment strategies similar to those of the Funds due to the unique nature of the Funds’ investment strategies among registered funds, thus making it difficult to identify appropriate peer groups for the Funds and that the peer groups identified were based on an assessment of how the Adviser and the Funds’ third-party administrator believed Morningstar would likely categorize the Funds. The Board, including the Independent Trustees, concluded that each Fund’s performance in light of all relevant factors supported the renewal of the Existing Agreement relating to that Fund.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with each Fund, the Board considered the fees paid under each Existing Agreement, the expense ratio for each Fund and any contractual expense limitation undertaken by the Adviser. In considering the appropriateness of the management fees, expense ratios and expense limitations applicable to the Funds, the Board also compared this data against the corresponding information for the funds in the applicable peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Existing Agreements. The Board also noted that the Adviser may receive reputational benefits from its relationships with the Funds. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to each of the Funds pursuant to the Existing Agreements were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationships with the Funds supported the continuation of the Existing Agreements.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Funds grow and whether the Funds’ fee levels reflect such economies of scale, such as through breakpoints in their investment management fees or through expense waiver and/or limitation agreements. The Board noted the Adviser’s views regarding its ability to achieve economies of scale in respect of the different asset classes represented by the Funds’ investment programs. In addition, the Board noted that each of the Funds was subject to a contractual expense limitation agreement. The Board noted that the Adviser generally sets the expense limitations for the Funds, if any, at levels that it believes reflect market levels for the services provided to, and expenses borne by, the Funds. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Funds supported the continuation of the Existing Agreements.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of each of the Existing Agreements was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that each of the Existing Agreements should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2016	Self-employed (personal investing) since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	13	None.

Daniel Charney (1970)	Trustee	since 2016	Co-President, Cowen and Company, Cowen, Inc. (financial services firm) since 2012	13	None.

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(3) (1969)	Trustee, Chairman	since 2016	Founder and Chief Executive Officer of Stone Ridge since 2012	13	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)

The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI and Stone Ridge Residential Real Estate Income Fund I, Inc., other investment companies managed by the Adviser.

(3)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2015	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2018	Member of Operations at the Adviser, since 2015; prior to that member of Operations at KCG Holdings, Inc. (financial services firm).

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Cathleen Hu (1983)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2015; prior to that Clearing Manager at KCG Holdings, Inc. (financial services firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

Stone Ridge Funds	Annual Report	October 31, 2019

Additional Information (Unaudited)

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year October 31, 2019 was as follows:

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Fund were as follows.

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	99.27%

Shareholders should not use the above information to prepare their tax returns. Since each Fund’s fiscal year is not the calendar year, another notification is available with respect to calendar year 2019. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholder year-end tax reporting in February 2020. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in each of the Funds.

4. Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ fillings on Part F of Form N-PORT are available without charge, upon request on the SEC’s website, www.sec.gov, or by calling 1.855.609.3680.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2019

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway #1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	SQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services”. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Funds’ tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$170,667	$311,667
Audit-Related Fees	$15,000	$0
Tax Fees	$67,919	$125,612
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

1

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	$67,919	$125,612
Registrant’s Investment Adviser	$194,971	$182,600

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/9/20

By (Signature and Title)* /s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date 1/9/20

* Print the name and title of each signing officer under his or her signature.

4